UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

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Filed by Party other than Registrant	☐

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☒	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement	☐	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

COCRYSTAL PHARMA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Cocrystal Pharma, Inc.

19805 North Creek Parkway

Bothell, WA 98011

877-262-7123

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON June 25, 2025

To the Stockholders of Cocrystal Pharma, Inc.:

We are pleased to invite you to attend our 2025 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at 11:00 a.m., Eastern Time on June 25, 2025, virtually via audio conference call and no in person meeting will be held. The Annual Meeting is being held to:

1. Elect six directors for a one-year term expiring at the next annual meeting of stockholders;

2. Ratify the selection of Weinberg & Company as the Company’s independent registered public accounting firm for the year ending December 31, 2025;

3. Approve the 2025 Equity Incentive Plan;

4. Approve an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting;

Note: Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on April 29, 2025 as the record date for a determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

In accordance with rules of the Securities and Exchange Commission (“SEC”), instead of mailing printed copies of our proxy materials to each stockholder of record, we are furnishing the proxy materials for the Annual Meeting by providing access to these documents on the Internet. A notice of Internet availability of proxy materials (the “Notice”) is being mailed to our stockholders on or about May 7, 2025. The Notice contains instructions for accessing and reviewing our proxy materials and submitting a proxy over the Internet. Our proxy materials were made available at www.proxyvote.com on the date that we first mailed or delivered the Notice. The Notice also contains instructions on how to request our proxy materials in printed form or by e-mail, at no charge. The Notice contains a control number that you will need to submit a proxy to vote your shares. We encourage stockholders to access our proxy materials electronically to reduce our impact on the environment.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

to Be Held on June 25, 2025

The Notice, Proxy Statement and 2024 Annual Report on Form 10-K are available at www.COCP.vote.

This year, our Annual Meeting will be accessible exclusively via live audio conference call and no in person meeting will be held. You can attend our Annual Meeting by joining the audio conference call. The Annual Meeting will be conducted via an audio conference call and not in person. To be admitted to the Annual Meeting, you must have the control number found on your proxy card or voting instruction form. We have adopted an audio conference format for our Annual Meeting, which allows us to make participation accessible for stockholders from any geographic location with phone connectivity.

Whether or not you expect to participate in the Annual Meeting, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by phone or by signing, dating, and returning the enclosed proxy card will save us the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today.

By the Order of the Board of Directors:

/s/ James Martin
James Martin
Corporate Secretary

May 7, 2025

Cocrystal Pharma, Inc.

19805 North Creek Parkway

Bothell, WA 98011

877-262-7123

2025 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

This Proxy Statement is being made available to the holders of shares of the voting stock of Cocrystal Pharma, Inc., a Delaware corporation (“Cocrystal” or the “Company”) in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the 2025 Annual Meeting of Stockholders of Cocrystal (the “Annual Meeting”) to be held at 11:00 am Eastern Time on June 25, 2025. The Annual Meeting will be a virtual meeting conducted via an audio conference call and no in person meeting will be held. To attend the Annual Meeting, vote your shares, and submit your questions during the Annual Meeting, dial 1-877-407-3088 and present your unique 12-digit control number. The Notice of Internet availability of proxy materials is first being mailed to our stockholders on or about May 7, 2025.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with the SEC rules, we may furnish proxy materials, including this Proxy Statement and our Annual Report on Form 10-K (our “Annual Report”), to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Accordingly, we are sending a Notice of Internet availability of proxy materials to our stockholders of record and beneficial holders as of April 29, 2025, which is the record date for the Annual Meeting.

How can I access the proxy materials over the Internet?

The Notice of Internet availability of proxy materials, and proxy card or voting instruction card included with the proxy materials for the Annual Meeting will contain instructions on how to view the proxy materials on the Internet. Electronic copies of this Proxy Statement and the Annual Report are available at www.proxyvote.com.

Who is entitled to vote?

Our Board has fixed the close of business on April 29, 2025 as the record date for a determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. On the record date, there were 10,173,790 shares of common stock issued, outstanding and entitled to vote. Each share of Cocrystal common stock represents one vote that may be voted on each matter that may come before the Annual Meeting. As of the record date, Cocrystal had issued no outstanding preferred stock.

What is the difference between holding shares as a record holder and as a beneficial owner?

If your shares are registered in your name with Equity Stock Transfer, our transfer agent, you are the “record holder” of those shares. If you are a record holder, a notice of Internet availability of this Proxy Statement has been provided directly to you by Cocrystal.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

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Who may attend the meeting and how do I attend?

Record holders and beneficial owners may attend the Annual Meeting by joining the audio conference call. This year the Annual Meeting will be held via audio conference call and no in person meeting will be held.

Set forth below is a summary of the information you need to attend the virtual Annual Meeting:

●	At the time of the meeting, access the live audio conference call at 1-877-407-3088 and present your unique 12-digit control number;

●	Instructions on how to attend and participate in the virtual Annual Meeting, including how to demonstrate proof of stock ownership, are also available at www.COCP.vote.

Stockholders may vote and submit questions while attending the virtual audio conference call Annual Meeting.

How do I vote?

If you are a stockholder of record, you may vote:

1.	By Internet. The website address for Internet voting is www.COCP.vote. The deadline for Internet voting is June 24, 2025, at 7:00 p.m. ET.

2.	By email. Mark, date, sign, and email the proxy card to proxy@equitystock.com Attention: Shareholder Services.

3.	By mail. Mark, date, sign and mail promptly the enclosed proxy card to Equity Stock Transfer, 237 W 37th Street, Suite 602, New York, New York 10018, Attention: Shareholder Services (a postage-paid envelope is provided for mailing in the United States).

4.	By fax. Mark, date, sign, and fax the proxy card to 646-201-9006, Attention: Shareholder Services.

5.	By audio conference call during the Annual Meeting: At the time of the meeting, access the live audio conference call at 1-877-407-3088 and present your unique 12-digit control number.

If you vote by Internet or email, please DO NOT mail your proxy card.

If your shares are held in street name, please note the following:

1.	Once you have received a legal proxy from your broker, bank or other agent, it should be emailed to our transfer agent, Equity Stock Transfer, at proxy@equitystock.com and should be labeled “Legal Proxy” in the subject line. Please include proof from your broker, bank or other agent of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached, or an image of your valid proxy attached to your email).
2.	Requests for registration must be received by Equity Stock Transfer no later than 5:00 p.m. New York Time, on June 23, 2025. You will then receive a confirmation of your registration, with a control number, by email from Equity Stock Transfer. At the time of the meeting, access the live audio conference call at 1-877-407-3088 and present your unique 12-digit control number.

If you are a beneficial owner, you must follow the voting procedures of your nominee included with your proxy materials. If your shares are held by a nominee and you intend to vote at the Annual Meeting, please be ready to demonstrate proof of your beneficial ownership as of the record date (such as your most recent account statement as of the record date, a copy of the voting instruction form provided by your broker, bank, trustee or nominee, or other similar evidence of ownership) and a legal proxy from your nominee authorizing you to vote your shares.

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What constitutes a Quorum?

To carry on the business of the Annual Meeting, we must have a quorum. A quorum is present when a majority of the outstanding shares of stock entitled to vote, as of the record date, are represented in person or by proxy. Shares owned by Cocrystal are not considered outstanding or considered to be present at the Annual Meeting. Broker non-votes (because there are routine matters presented at this Annual Meeting) and abstentions are counted as present for the purpose of determining the existence of a quorum.

What happens if Cocrystal is unable to obtain a Quorum?

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of proxies.

How Many Votes are Needed for Each Proposal to Pass?

Proposals		Vote Required

1.	Election of directors;	Plurality
2.	Ratification of the selection of our independent registered public accounting firm	Majority of the shares present and entitled to vote on the matter
3.	Approval of the 2025 Equity Incentive Plan	Majority of the shares present and entitled to vote on the matter
4.	Adjournment of the annual meeting	Majority of the shares present and entitled to vote on the matter

Election of Directors. In order to be elected to the Board, each nominee must receive a plurality of the votes cast. This means that the six director nominees who receive the highest number of votes “FOR” their election are elected.

Ratification of our Independent Registered Public Accounting Firm. The affirmative vote of a majority of the shares present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter is required for the ratification of the selection of the independent registered public accounting firm.

Approval of the 2025 Equity Incentive Plan. The affirmative vote of a majority of the shares present and entitled to vote on the matter is required for the approval of the 2025 Equity Incentive Plan.

Adjournment of the Annual Meeting. The affirmative vote of a majority of the shares present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter is required to approve the adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting.

What are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. On Proposals 2, 3 and 4, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the proxy card or your voting instruction form.

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How are abstentions treated?

Proposals		Effect of Abstentions on the Proposal

1.	Election of directors	Not applicable
2.	Ratification of the selection of our independent registered public accounting firm	Against
3.	Approval of the 2025 Equity Incentive Plan	Against
4.	Adjournment of the Annual Meeting	Against

Abstentions will have the same effect as a vote “AGAINST” Proposals 2 through 4. Withheld votes will not have any effect on Proposal 1.

What if I am a record holder and sign and return my proxy without making any selections?

If you are the stockholder of record, and you sign and return a proxy card without giving specific voting instructions, then your shares will be voted in accordance with the Board’s recommendations. If other matters properly come before the Annual Meeting, the proxy holders will have the authority to vote your shares at their discretion.

What if I am a beneficial owner and I do not give the nominee voting instructions?

If your shares are held in street name, you must instruct the organization that holds your shares how to vote. Such organization is bound by the rules of the New York Stock Exchange, or NYSE, regarding whether or not it can exercise discretionary voting power for any particular proposal in the absence of voting instructions from you. Brokers have the authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters. A broker non-vote occurs when a nominee who holds shares for another does not vote on a particular matter because the nominee does not have discretionary voting authority for that item and has not received instructions from the owner of the shares or when a broker for its own internal reasons elects not to vote uninstructed shares. Broker non-votes are included in the calculation of the number of votes deemed present at the meeting for purposes of determining the presence of a quorum.

The table below sets forth, for each proposal, whether a nominee organization can exercise discretion and vote your shares absent your instructions and if not, the impact of such broker non-vote on the approval of the proposal.

Proposal		Broker Discretionary Vote Allowed	Impact of Broker Non- Vote*

1.	Election of directors	No	None
2.	Ratification of the selection of our independent registered public accounting firm	Yes	N/A
3.	Approval of the 2025 Equity Incentive Plan	No	Against
4.	Adjournment of the Annual Meeting	Yes	N/A

*If you do not provide voting instructions, your shares will not be voted on any non-routine proposal. Proposals 2 and 4 are considered “routine” proposals, while Proposals 1 and 3 are considered “non-routine” proposals. As a result, if you do not provide voting instructions to your nominee organization, your shares will not be voted on Proposals 1 or 3. Broker non-votes do not count as a vote “FOR” or “AGAINST” Proposal 1, and accordingly will have no impact on the outcome of that proposal. While broker discretionary voting is permitted under NYSE Rules, an increasing number of brokers and similar organizations which hold shares in street name have elected to either refrain from discretionary voting or engage in a form of proportionate voting such as voting shares in a manner consistent with all other votes cast at the meeting. As a result, while broker discretionary voting could result in a vote “FOR” Proposals 2 and 4 for some or all instances in which a beneficial stockholder declines to provide instructions for voting his, her, or its shares, we cannot predict what the ultimate outcome will be as it depends on the organization which has custody of the shares in each such case.

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Is My Proxy Revocable?

If you are a stockholder of record, you may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice of revocation to the Corporate Secretary of Cocrystal bearing a later date than your proxy, by executing and delivering to the Corporate Secretary of Cocrystal a proxy card dated after the date of your proxy, or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Cocrystal Pharma, Inc., 19805 North Creek Parkway, Bothell, WA 98011.

If your shares are held in street name, you may change your vote by following your nominee’s procedures for revoking your proxy or changing your vote.

Who is Paying for the Expenses Involved in Preparing and Mailing Proxy Materials?

All of the expenses involved in preparing, assembling and mailing applicable proxy materials in connection with the Annual Meeting and all costs of soliciting proxies will be paid by Cocrystal. In addition to the solicitation by mail, proxies may be solicited by our officers and regular employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

What Happens if Additional Matters are Presented at the Annual Meeting?

Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you submit a signed proxy card, the persons named as proxy holders, Messrs. James Martin and Sam Lee, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your shares “FOR” such other candidate or candidates as may be properly nominated by the Board.

What is “householding” and how does it affect me?

Record holders who have the same address and last name will receive only one copy of the applicable proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of the applicable proxy materials, or if you hold Cocrystal stock in more than one account, and in either case you wish to receive only one copy of each of these documents for your household, please contact our Corporate Secretary at: 19805 North Creek Parkway, Bothell, WA 98011.

If you participate in householding and wish to receive a separate copy of the applicable proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I Have Dissenters’ (Appraisal) Rights?

Appraisal rights are not available to Cocrystal stockholders with any of the proposals brought before the Annual Meeting.

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Can a Stockholder Present a Proposal To Be Considered At the Next Annual Meeting?

If you wish to submit a proposal to be considered at the 2026 annual meeting of stockholders (the “Next Annual Meeting”), the following is required:

●	For a stockholder proposal to be considered for inclusion in Cocrystal’s Proxy Statement and proxy card for the Next Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”) our Corporate Secretary must receive the written proposal no later than January 7, 2026, which is 120 calendar days prior to the anniversary date Cocrystal’s Proxy Statement was released to the stockholders in connection with the Annual Meeting. Such proposals also must comply with the Securities and Exchange Commission (the “SEC”) regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company sponsored materials.

●	Our Bylaws include advance notice provisions that require stockholders desiring to recommend or nominate individuals for election to the Board or who wish to present a proposal at the Next Annual Meeting to do so in accordance with the terms of the advance notice provisions. For a stockholder proposal or a nomination that is not intended to be included in Cocrystal’s Proxy Statement and proxy card under Rule 14a-8, our Corporate Secretary must receive the written proposal no later than 90 calendar days prior to the Next Annual Meeting; provided, however, that in the event that less than 100 days’ notice of public disclosure of the date of the meeting is given to stockholders, notice by the stockholder to be timely must be received no later than the close of business on the tenth day after public disclosure of the Next Annual Meeting is made. If a stockholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-8 under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate. Your notice must contain the specific information set forth in our Bylaws.

A nomination or other proposal will be disregarded if it does not comply with the above procedures. All proposals and nominations should be sent to our Corporate Secretary at 19805 North Creek Parkway, Bothell, WA 98011.

We reserve the right to amend our Bylaws and any change will apply to the Next Annual Meeting unless otherwise specified in the amendment.

Interest of Officers and Directors in Matters to Be Acted Upon

Except in the election of directors (Proposal 1) and their ability to participate in and receive awards under the 2025 Equity Incentive Plan (Proposal 3), none of the officers or directors have any interest in any of the matters to be acted upon at the Annual Meeting.

Where can I find voting results of the Annual Meeting?

We will announce the results for the proposals voted upon at the Annual Meeting and publish voting results in a Current Report on Form 8-K filed within four business days after the Annual Meeting.

The Board Recommends that Stockholders Vote “FOR” Proposals 1, 2, 3 and 4.

PROPOSAL 1. ELECTION OF DIRECTORS

Pursuant to the authority granted to our Board of Directors (the “Board”) under our Bylaws, the Board has fixed the number of directors constituting the entire Board at six. The Board currently consists of six directors.

Upon the recommendation of the Corporate Governance and Nominating Committee of the Board, our Board has nominated the six individuals named below currently serving as directors of the Company to be elected as directors at the Annual Meeting, each to hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified.

The Board recommends a vote “For” the election of all of the director nominees.

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NOMINEES FOR DIRECTOR

The following table sets forth information provided by the nominees as of the record date. All of the nominees are currently serving as directors of Cocrystal. All of the nominees have consented to serve if elected by our stockholders. There are no family relationships among our directors and executive officers.

Name	Age	Position
Roger Kornberg	78	Chairman and Director
Phillip Frost	88	Director
Fred Hassan	79	Director
Anthony Japour	65	Director
Richard C. Pfenniger, Jr.	69	Director
Steven Rubin	64	Director

Director Nominees Biographies

Roger Kornberg, Chairman

Dr. Kornberg has been a director of Cocrystal since April 15, 2020. Since 1988, Dr. Kornberg has been a professor of structural biology at Stanford Medical School. Dr. Kornberg is a member of the U.S. National Academy of Sciences and the Winzer Professor of Medicine in the Department of Structural Biology at Stanford University. In 2006, Dr. Kornberg was awarded the Nobel Prize in Chemistry in recognition for his studies of the molecular basis of Eukaryotic Transcription, the process by which DNA is copied to RNA. Dr. Kornberg is also the recipient of several awards, including the 2001 Welch Prize, the highest award granted in the field of chemistry in the United States, and the 2002 Leopold Mayer Prize, the highest award granted in the field of biomedical sciences from the French Academy of Sciences. Dr. Kornberg has served as a member of the Board of Directors of Xenetic Biosciences, Inc. (Nasdaq:XBIO) since February 2016.

Dr. Kornberg’s prior experience serving on the boards of directors of large organizations as well as his tremendous scientific background provides him with the appropriate set of skills to serve as a member of our Board.

Phillip Frost, M.D., Director

Dr. Frost has been a director of Cocrystal since January 2, 2014 and formerly a director of Cocrystal Discovery, Inc., our subsidiary, from 2008 to 2014. He has served as CEO and Chairman of OPKO Health, Inc. (Nasdaq:OPK) (“OPKO”), a multi-national pharmaceutical and diagnostics company since March 2007. He has served as a member of the Board of Trustees of the University of Miami since 1983 and was Chairman from 2001 to 2004. He is on the Advisory Board of the Shanghai Institute for Advanced Immunochemical Studies in China, a member of The Florida Council of 100 and is a Trustee of each of the Miami Jewish Home for the Aged and the Mount Sinai Medical Center. He serves as Chairman of Temple Emanu-El, Governor of Tel Aviv University and is a member of the Executive Committee of The Phillip and Patricia Frost Museum of Science. Dr. Frost served as a director of Ladenburg Thalmann Financial Services Inc. from 2004 to 2006 and as Chairman from July 2006 until September 2018. He previously served as an Expert Member of the Scientific Advisory Council of the Skolkovo Foundation in Russia. Dr. Frost previously served as Vice Chairman of Cogint, Inc., now known as Fluent, Inc. (Nasdaq:FLNT), and as a director for Castle Brands Inc. (NYSE American:ROX), Sevion Therapeutics, Inc. prior to its merger with Eloxx Pharmaceuticals, Inc. (Nasdaq:ELOX), and TransEnterix, Inc., now known as Asensus Surgical, Inc. (NYSE American:ASXC). He served as Vice-Chair of TEVA and then Chair from 2006 to 2012 after its purchase of IVAX Pharmaceuticals which Dr. Frost founded and where he served as Chairman and CEO.

Dr. Frost has successfully founded several pharmaceutical companies and overseen the development and commercialization of a multitude of pharmaceutical products. This combined with his experience as a physician and chairman and/or chief executive officer of large pharmaceutical companies has given him insight into virtually every facet of the pharmaceutical business and drug development and commercialization process. He is a demonstrated leader with keen business understanding and is uniquely positioned to help guide our Company.

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Fred Hassan, Director

Mr. Hassan has been a director of Cocrystal since April 2023. Mr. Hassan joined Warburg Pincus LLC, a global private equity investment institution, in 2010 and currently serves as Director. Previously, Mr. Hassan served as Chairman and Chief Executive Officer of Schering-Plough from 2003 to 2009. Before assuming these roles, from 2001 to 2003, Mr. Hassan was Chairman and Chief Executive Officer of Pharmacia Corporation, a company formed as a result of the merger of Monsanto Company and Pharmacia & Upjohn, Inc. He joined Pharmacia & Upjohn, Inc. as Chief Executive Officer in 1997. Mr. Hassan previously held leadership positions with Wyeth serving as Executive Vice President, and was a member of the board from 1995 to 1997. Earlier in his career, he spent a significant tenure with Sandoz Pharmaceuticals and headed the company’s U.S. pharmaceuticals business. Mr. Hassan has been a director of EyePoint Pharmaceuticals since September 2024, Precigen (PGEN) since June 2016, BridgeBio Pharma, Inc. (Nasdaq: BBIO) since August 2021 and a director of Prometheus Biosciences, Inc. (Nasdaq: RXDX) from May 2021 to June 2023. Mr. Hassan served as a director of Time Warner Inc. from October 2009 to June 2018 and a director of Amgen, Inc. (Nasdaq: AMGN) from July 2015 to May 2021. Mr. Hassan has chaired notable pharmaceutical industry organizations including The Pharmaceutical Research and Manufacturers of America (PhRMA) and The International Federation of Pharmaceutical Manufacturers Associations (IFPMA). Mr. Hassan received a B.S. degree in chemical engineering from the Imperial College of Science and Technology at the University of London and an M.B.A. from Harvard Business School.

Mr. Hassan’s qualifications to serve on our Board include his strong leadership and management experience with global pharmaceutical companies, including significant knowledge of operations, strategy, government relations, regulatory, finance and investments, and mergers and acquisitions, as well as his experience as a director on companies in our industry and larger companies.

Anthony Japour, M.D., Director

Dr. Japour has been a director of Cocrystal since April 4, 2019. Since June 2021, Dr. Japour has been the Chief Executive Officer and President of iTolerance, Inc. From April 2021 to October 2022, Dr. Japour has served on the board of directors of Sanaby Health Acquisition Corp. I. (Nasdaq:SANB). From February 2016 through May 2020, Dr. Japour was a medical director at ICON Plc, a global provider of outsourced development services to the pharmaceutical, biotechnology and medical device industries. Additionally, since November 2006, Dr. Japour has been the principal of Anthony Japour & Associates, Medical and Scientific Consulting, Inc., a consulting company. From January 6, 2020 until June 2020, Dr. Japour served as a director of OPKO.

Dr. Japour was designated by Dr. Raymond Schinazi, our principal stockholder, pursuant to the Stockholder Rights Agreement, dated November 24, 2014. Dr. Japour’s qualifications to serve on our Board include his over 25 years of experience in the pharmaceutical and biotechnology businesses. Additionally, Dr. Japour has extensive experience in the clinical trial process.

Richard C. Pfenniger, Jr., Director

Mr. Pfenniger has been a director of Cocrystal since May 27, 2021. Mr. Pfenniger is a private investor. During his career, Mr. Pfenniger has served as an executive officer of several companies, including as Chief Executive Officer and President of Continuecare Corporation, a provider of primary care physician and practice management services, form 2003 until 2011, where he also served as Chairman of the Board of Directors of Continuecare Corporation from 2002 to 2011. Previously, Mr. Pfenniger served as the Chief Executive Officer and Vice Chairman of Whitman Education Group, Inc. from 1997 through June 2003. Prior to joining Whitman, he served as the Chief Operating Officer of IVAX from 1994 to 1997, and, from 1989 to 1994, he served as the Senior Vice President-Legal Affairs and General Counsel of IVAX Corporation. Prior thereto he was engaged in the private practice of law. Mr. Pfenniger has been a director of OPKO Health, Inc., a multi-national pharmaceutical and diagnostics company since January 2008. Since April 2022, Mr. Pfenniger has served as a director of GeneDX Holdings Corp. (Nasdaq:WGS), a medical diagnostics company. Since October 2022, Mr. Pfenniger has served as a director of Fluent, Inc. (Nasdaq: FLNT), a data driven marketing performance company. Mr. Pfenniger served as a director of GP Strategies Corp (NYSE:GPX) from 2005 to 2021, as a director of BioCardia, Inc. (Nasdaq:BCDA) from 2016 to January 2020, Wright Investors’ Service Holdings, Inc. (OTC US:IWSH) from March 31, 2015 to February 12, 2019, and as a director of Asensus Surgical, Inc. (NYSE American:ASXC), a medical device company, from 2005 to 2024.

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Mr. Pfenniger also serves as the Vice Chairman of the Board of Trustees and as a member of the Executive Committee of the Phillip and Patricia Frost Museum of Science.

Mr. Pfenniger’s prior experience serving on the boards of directors as well as his legal experience and knowledge of our business and the pharmaceutical industry provides him with the appropriate set of skills to serve as a member of our Board.

Steven D. Rubin, Director

Mr. Rubin has been a director of Cocrystal since January 2, 2014 and a director of Cocrystal Discovery since 2008. Mr. Rubin has served as Executive Vice President - Administration of OPKO Health, Inc. (Nasdaq:OPK) since May 2007 and a director of OPKO since February 2007. Mr. Rubin currently serves on the board of directors of Red Violet, Inc. (Nasdaq CM:RDVT), a software and services company, since March 2018, since May 2014, Eloxx Pharmaceuticals, Inc. (Nasdaq:ELOX), a clinical stage biopharmaceutical company engaged in the science of ribosome modulation, since May 2014, and ChromaDex Corp. (Nasdaq:CDXC), a science-based, integrated nutraceutical company devoted to improving the way people age, since March 2017. Mr. Rubin previously served as a director of Non-Invasive Monitoring Systems, Inc. (OTC US:NIMU), a medical device company, from October 2008 to March 13, 2023; and Neovasc, Inc. (Nasdaq CM:NVCN), a company that develops and markets medical specialty vascular devices, from February 2008 to 2023.

Mr. Rubin’s qualifications to serve on our Board include extensive leadership, business, and legal experience, as well as tremendous knowledge of our business and the pharmaceutical industry generally. He has advised pharmaceutical companies in several aspects of business, regulatory, transactional, and legal affairs for almost 30 years. His experience as a practicing lawyer, general counsel, and board member to multiple public companies, including several pharmaceutical and life sciences companies, has given him broad understanding and expertise, particularly relating to strategic planning and acquisitions.

EXECUTIVE OFFICERS

Name	Age	Position
Sam Lee	65	Co-Chief Executive Officer, President
James Martin	58	Co-Chief Executive Officer, Chief Financial Officer

Sam Lee, Ph.D., Co-Chief Executive Officer, President

Dr. Lee has served as our President since January 2, 2014 and as our Co-Chief Executive Officer since May 2021. From January 2, 2014 to November 22, 2014, Dr. Lee was a director of Cocrystal. He is a co-founder of Cocrystal Discovery and has been President and a director of Cocrystal Discovery since 2007. He has over 25 years of anti-infective drug discovery research experience. Prior to being a co-founder of Cocrystal, he managed anti-infective, oncology, and inflammation drug discovery projects for eight years at ICOS Corporation. Dr. Lee was responsible for incorporating protein crystallography and structural biology approaches into ICOS research. He received his Ph.D. in Biological Sciences from the University of Notre Dame, and completed postdoctoral training in viral replication biochemistry with Dr. I. R. Lehman at Stanford University. While at Stanford, Dr. Lee founded and was Chief Executive Officer of Viral Assays in Cupertino, CA.

James J. Martin, Co-Chief Executive Officer, Chief Financial Officer

Mr. Martin has served as our Chief Financial Officer since June 1, 2017 and as our Co-Chief Executive Officer since May 2021. Prior to that, from February 23, 2017 through May 30, 2017, Mr. Martin served as our Interim Chief Financial Officer. Mr. Martin has also served as Chief Financial Officer of Non-Invasive Monitoring Systems, Inc. (OTC:NIMU) since January 2011. From November 2020 through December 22, 2021, Mr. Martin served on the board of directors and as chair of the audit committee of Big Cypress Acquisition Corp (Nasdaq: BCYPU), a biotechnology focused special purpose acquisition corporation. From February 2017 to November 2020, Mr. Martin served as Chief Financial Officer of Motus GI Holdings, Inc. (Nasdaq:MOTS), a privately held medical device company. From September 2014 to November 2020, Mr. Martin served as Chief Financial Officer of VBI Vaccines Inc. (formerly SciVac Therapeutics, Inc.) (Nasdaq:VBIV), a pharmaceutical development and manufacturing company. Mr. Martin also served as a director of SAB Biotherapeutics, Inc. (Nasdaq: SABS) from November 2020 to October 22, 2021.

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CORPORATE GOVERNANCE

Board Committees and Charters

The Board and its committees meet and act by written consent from time to time as appropriate. The Board has formed the following three standing committees: (i) the Audit Committee, (ii) the Compensation Committee, and (iii) the Corporate Governance and Nominating Committee. These committees regularly report on their activities and actions to the Board.

Each of our Audit, Compensation, and Corporate Governance and Nominating Committees has a written charter. Each of these committee charters is available through the “Investors” section on our website, which can be found at www.cocrystalpharma.com. The information on, or that can be accessed through, our website is not incorporated into this Proxy Statement.

The following table identifies the independent and non-independent current Board and Committee members.

Name	Independent	Audit	Compensation	Corporate Governance and Nominating
Fred Hassan	X
Phillip Frost	X	X
Anthony Japour	X	X	X	X
Roger Kornberg	X
Steven Rubin	X	Chair	Chair	X
Richard C. Pfenniger, Jr.	X			Chair

All of the directors, then serving as directors, attended over 75% of the applicable Board and Committee meetings held in 2024.

Board and Committee Meetings

Our Board did not hold any meetings during 2024. The Board took formal action by unanimous consent on two occasions in 2024. We have no formal policy regarding attendance by directors or officers at our stockholders’ meetings.

During 2024, our Audit Committee held a total of four meetings, the Corporate Governance and Nominating Committee did not hold any meetings, and the Compensation Committee held one meeting.

Independence

Our Board, exercising its reasonable business judgment, has determined that each of Cocrystal’s directors qualifies as an independent director pursuant to Rule 5605(a)(2) of The Nasdaq Stock Market, LLC listing rules (the “Nasdaq Rules”) and applicable SEC rules and regulations.

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Audit Committee

The Audit Committee’s primary role is to review our accounting policies and financial reporting and disclosure processes and any issues which may arise in the course of the audit of our financial statements. The Audit Committee selects our independent registered public accounting firm, approves all audit and non-audit services, and reviews the independence of our independent registered public accounting firm, and reviews the Company’s annual and quarterly financial statements and related disclosure with our independent registered public accounting firm and management. The Audit Committee also reviews the audit and non-audit fees of the auditors. Our Audit Committee is also responsible for certain corporate governance and legal compliance matters including internal and disclosure controls and compliance with the Sarbanes-Oxley Act of 2002.

In addition, pursuant to its charter the Audit Committee annually (i) reviews the Company’s financial reporting practices, critical accounting policies, and estimates; (ii) reviews significant financial risks and exposures and assesses the steps management has taken to monitor such risks and exposures; (iii) reviews issues regarding the Company’s accounting principles, including any significant changes in the Company’s selection or application of accounting principles, and the Company’s financial statement presentation; (iv) reviews issues as to the adequacy of the Company’s internal controls and compliance with applicable laws and regulations; and (v) reviews management’s attitude toward, and effectiveness in establishing, internal controls, and the efficiency of the process used to establish, monitor, and evaluate internal control systems.

Our Board has determined that each member of the Audit Committee meets the enhanced independence requirements to audit committee members under Rule 5605(c)(2) of Nasdaq Rules and under Rule 10A-3 under the Exchange Act. The Board has also determined that Steven Rubin is qualified as an Audit Committee Financial Expert, as that term is defined by Item 407(d)(5)(ii) of Regulation S-K and in compliance with the Sarbanes-Oxley Act of 2002.

Compensation Committee

The function of the Compensation Committee is to determine the compensation of our executive officers. The Compensation Committee has the power to set performance targets for determining periodic bonuses payable to executive officers and may review and make recommendations with respect to stockholder proposals related to compensation matters. Additionally, the Compensation Committee is responsible for administering our equity compensation plans including the 2025 Equity Incentive Plan which is being considered under Proposal 3.

The Compensation Committee may delegate any or all of its duties or responsibilities to a subcommittee, to the extent consistent with the Company’s Certificate of Incorporation, Bylaws, applicable laws and the Nasdaq Rules.

The Board has determined that each member of the Compensation Committee meets the independence requirements under Rule 5605(a) of Nasdaq Rules and Rule 10C-1 under the Exchange Act. The Compensation Committee is comprised of two members.

Corporate Governance and Nominating Committee

The responsibilities of the Corporate Governance and Nominating Committee include the identification of individuals qualified to become Board members, the selection of nominees to stand for election as directors, the oversight of the selection and composition of committees of the Board, the establishment of procedures for the nomination process including procedures and the oversight of the evaluations of the Board and management.

Under its charter the Corporate Governance and Nominating Committee also monitors and enforces the Company’s related party transaction policy as set forth in the Bylaws, and conducts an annual review of any known relationships between or among all entities which file reports with the SEC that are affiliated with any Company officer or director to determine if there are any coordinated groups that are required to be reported as such in filings with the SEC.

The Board has determined that each member of the Corporate Governance and Nominating Committee meets the independence requirements under Rule 5605(a)(2) of Nasdaq Rules. The Corporate Governance and Nominating Committee is comprised of three members.

The Corporate Governance and Nominating Committee evaluates the suitability of potential candidates recommended by stockholders in the same manner as other candidates recommended to the Corporate Governance and Nominating Committee. If we receive any stockholder recommended nominations, the Corporate Governance and Nominating Committee will carefully review the recommendation(s) and consider such recommendation(s) in good faith. Stockholders who wish to recommend candidates for election to the Board must do so in writing. The recommendation should be sent to the Secretary of Cocrystal Pharma, Inc., at 19805 North Creek Parkway, Bothell, WA 98011, and must be in accordance with our Bylaws with respect to nomination of persons for election to the Board.

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The Corporate Governance and Nominating Committee recommended that the Board nominate each of the incumbent directors for election at the Annual Meeting.

Board Leadership Structure

While our Board has no fixed policy with respect to combining or separating the offices of Chairman of the Board and Chief Executive Officer, those two positions have been held by separate individuals since May 2021, when Dr. Roger Kornberg was selected as Chairman of the Board, and Mr. James Martin and Dr. Sam Lee, Chief Financial Officer and President, respectively, were appointed Co-Chief Executive Officers.

The Board believes that separation of the roles is the appropriate leadership structure for us at this time as it allows for sufficient Board oversight of the business and supervision of our Co-Chief Executive Officers, while still providing sufficient autonomy to our management team to oversee day-to-day operations of the Company. Further, the current separation of the roles allows the Co-Chief Executive Officers to focus their time and energy on operating and managing the Company while also enabling our Company to benefit from leveraging the experience and perspectives of the Chairman against that of the Company’s senior management.

Board Assessment of Risk

The Board is actively involved in the oversight of risks that could affect Cocrystal. This oversight is conducted primarily through the Audit Committee, but the full Board has retained responsibility for general oversight of risks. The Audit Committee considers and reviews with management the adequacy of our internal controls, including the processes for identifying significant risks and exposures, and elicits recommendations for the improvements of such procedures where desirable. In addition to the Audit Committee’s role, the full Board is involved in oversight and administration of risk and risk management practices. Members of our senior management have day-to-day responsibility for risk management and establishing risk management practices, and members of management are expected to report matters relating specifically to the Audit Committee directly thereto, and to report all other matters directly to the Board as a whole. Members of our senior management have an open line of communication to the Board and have the discretion to raise issues from time-to-time in any manner they deem appropriate, and management’s reporting on issues relating to risk management typically occurs through direct communication with directors or committee members as matters requiring attention arise. Members of our senior management regularly attend portions of the Board’s meetings, and often discuss the risks related to our business.

The Board actively interfaces with management on seeking solutions to any perceived risk.

Compensation Policies and Practices as Related to Risk Management

The Compensation Committee and management do not believe that the Company maintains compensation policies or practices that are reasonably likely to have a material adverse effect on the Company. Our employees’ base salaries are fixed in amount and thus we do not believe that they encourage excessive risk-taking. Our Compensation Committee has in the past granted and may in the future grant in its sole discretion equity awards to employees.

The principal risks other than liquidity relate to the results of our research and development activities. Our Co-Chief Executive Officer, Dr. Sam Lee, is actively involved in monitoring our research and development activities.

Code of Ethics

Our Board has adopted a Code of Ethics that applies to all of our employees, including our Co-Chief Executive Officers, as well as our Board. The Code of Ethics provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure and compliance with laws, rules and regulations, including insider trading, corporate opportunities and whistle-blowing or the prompt reporting of illegal or unethical behavior. A copy of our Code of Ethics is available through the “Investors” section on our website, which can be found at www.cocrystalpharma.com. The information on, or that can be accessed through, our website is not incorporated herein. In addition, we will provide a copy of the Code of Ethics to any person without charge, upon request. The request for a copy can be made in writing by contacting our Corporate Secretary jmartin@cocrystalpharma.com.

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Insider Trading Policy

The Company has implemented an Insider Trading Policy applicable to its officers and directors and employees with access to material nonpublic information, as well as such persons’ family members, which generally prohibits such persons from conducting transactions involving the purchase or sale of the Company’s securities during a blackout period. For this purpose, the term “blackout period” is defined in the Policy as a quarterly period beginning on the 16th calendar day of the last month of each fiscal quarter, and ending one day following the date of public disclosure of the financial results for such fiscal quarter. In addition, under the Policy the Company may adjust the duration of a particular blackout period, or impose “event specific” blackout periods, including when there are nonpublic developments that would be considered material for insider trading law purposes. The Policy also strictly prohibits and trading on material nonpublic information, regardless of whether such a transaction occurs during a blackout period.

While the granting of options and other equity awards to officers, directors and other employees is not expressly addressed in the Insider Trading Policy described above, the Company follows the same principles set forth in such Policy when granting equity awards, including options, to its officers, directors and other employees with access to material nonpublic information. Generally the Board or Compensation Committee does not approve grants of such awards during a blackout period, and does not take material nonpublic information into account when determining the timing and terms of such an award. Further, the Company does not have a policy or practice of timing the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Anti-Hedging Policy

Under the Company’s Insider Trading Policy, all officers, directors and certain identified employees are prohibited from engaging in hedging transactions.

Clawback Policy

The Company has implemented a clawback policy in accordance with Nasdaq Rules, to recoup “excess” incentive compensation, if any, earned by current and former executive officers during a three year look back period in the event of a financial restatement due to material noncompliance with any financial reporting requirement under the securities laws (with no fault required).

Stockholder Communications

Although we do not have a formal policy regarding communications with our Board, stockholders may communicate with the Board by writing to the Corporate Secretary of Cocrystal Pharma, Inc. at 19805 North Creek Parkway, Bothell, WA 98011, or by email at: jmartin@cocrystalpharma.com. Stockholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of our common stock to file initial reports of ownership and changes in ownership of our common stock and other equity securities with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, and written representations from reporting persons, we believe that all filing requirements applicable to our officers, directors and 10% beneficial owners were complied with during 2024.

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Involvement in Certain Legal Proceedings

On September 7, 2018, the SEC filed with the United States District Court for the Southern District of New York a complaint against Dr. Philip Frost, a director and principal stockholder of the Company, a trust Dr. Frost controls and OPKO Health, Inc., a stockholder of the Company, of which Dr. Frost is the Chief Executive Officer, as well as other defendants named therein. On January 10, 2019, the District Court entered final judgments against these defendants on their consent without admitting or denying the allegations set forth in the complaint. Dr. Frost was permanently enjoined from violating a certain anti-fraud provision of the Securities Act of 1933, future violations of Section 13(d) of the Exchange Act and Rule 13d-1(a) thereunder and participating in penny stock offerings subject to certain exceptions.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than as disclosed below and the compensation arrangements described under “Executive Compensation,” there have been no transactions since January 1, 2023, involving the Company, in which the amount exceeded $120,000, and in which any of our directors, executive officers, beneficial owners of 5% or more of our common stock or certain other related persons had a direct or indirect material interest, and there are no such currently proposed transactions.

On August 14, 2024, the Company entered into a three-year lease extension with a limited liability company controlled by Dr. Phillip Frost, a director and a principal stockholder of the Company. The Company paid a lease deposit of $4,000 on the original agreement and total rent and other expenses paid in connection with this lease were $62,000 and $63,000 for the years ended December 31, 2024 and 2023, respectively.

On April 4, 2023, the Company entered into a Securities Purchase Agreement with two accredited investors including Frost Gamma Investments Trust, a trust in which Phillip Frost, M.D., a director of the Company, is the trustee whereby each purchaser purchased 1,015,229 shares of common stock at a price of $1.97 per share, or two equal $2,000,000 investments. The second purchaser was Fred Hassan, who several weeks later was appointed a director of the Company. The purchase price complied with the Nasdaq Rule 5635.

Related Party Transaction Policy

Our Bylaws provide for policies and procedures for the review, approval, or ratification of transactions with related parties. These Bylaw provisions include:

(i)	a requirement that all directors and executive officers submit to the Board an up-to-date list of companies in which they are a director, an officer, and/or of which they own a controlling interest, and promptly update the list when any changes occur;

(ii)	the implementation by the Chief Financial Officer of procedures to ensure that any material transaction that the Company is contemplating that would confer a monetary or other benefit to a party that is related to the Company or its officers will promptly be disclosed to the Board, with materiality and a party’s status as related to the Company or its officers determined based on Item 404(a) of Regulation S-K under the Exchange Act; and

(iii)	a requirement that a majority of the Board approve or ratify any related-party transaction, and that timely disclosures in appropriate filings with the SEC are made of all material related party transactions.

The Bylaws provide that in making their determination, the directors shall consider the business purpose of any proposed related-party transaction, whether the proposed transaction is on terms no less favorable than terms generally available to unaffiliated third parties under the same or similar circumstances, and whether the proposed transaction presents an improper conflict of interest for any officer or director of the Company, whether or not that officer or director is involved in the transaction. The Board may approve or ratify such transactions if it determines, after review, that they are fair to the Company and not inconsistent with the best interests of the Company and its stockholders. Any director who is interested in such a related-party transaction will be recused from any consideration of such related party transaction.

In addition, the charter of the Corporate Governance and Nominating Committee provides that the Committee will coordinate with the Chief Financial Officer to monitor and enforce the Company’s related party transaction policy, and report its findings to the Board.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the number of shares of our common stock beneficially owned as of the record date by (i) those persons known by us to be owners of more than 5% of our common stock, (ii) each director and director nominee, (iii) each of our Named Executive Officers and (iv) all current executive officers and directors of Cocrystal as a group. Unless otherwise specified in the notes to this table, the address for each person is: c/o Cocrystal Pharma, Inc., 19805 North Creek Parkway, Bothell, WA.

Beneficial Owner	Amount of Common Stock Beneficially Owned and Nature of Beneficial Owner (1)	Percent of Class (1)
Directors and Named Executive Officers:
James Martin (2)	107,029	1.04%
Sam Lee (3)	138,650	1.35%
Phillip Frost (4)	1,376,237	13.45%
Fred Hassan (5)	1,023,845	9.98%
Anthony Japour (6)	37,567	*
Roger Kornberg (7)	111,584	1.09%
Richard Pfenniger (8)	21,949	*
Steven Rubin (9)	54,385	*
All directors and executive officers as a group (8 persons) (10):	2,871,247	28.14%

5% Holders:
Raymond Schinazi (11)	638,322	6.27%
Sue Wilcox (12)	564,952	5.55%

* Less than 1%.

(1)	Applicable percentages are based on 10,173,790 shares of common stock outstanding as of April 29, 2025, which is the record date for the Annual Meeting. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock underlying options, warrants, and preferred stock currently exercisable or convertible within 60 days are deemed outstanding for the purpose of computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. The table includes shares of common stock, options, and warrants exercisable or convertible into common stock and vested or vesting within 60 days. Unless otherwise indicated in the footnotes to this table, we believe that each of the stockholders named in the table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by them.

(2)	Mr. Martin is a Named Executive Officer. Includes 86,460 vested stock options and 20,000 shares underlying vested restricted stock units (“RSUs”). Address is 4400 Biscayne Boulevard, Miami, FL 33137.

(3)	Dr. Lee is a Named Executive Officer. Includes 82,295 vested stock options and 20,000 shares underlying vested RSUs.

(4)	Dr. Frost is a director. Includes (i) 1,319,838 shares of common stock held by Frost Gamma Investments Trust, (ii) 42,849 vested stock options and (ii) 13,550 shares underlying vested RSUs. Dr. Frost is the trustee of Frost Gamma Investments Trust. Frost Gamma L.P. is the sole and exclusive beneficiary of Frost Gamma Investments Trust. Dr. Frost is one of two limited partners of Frost Gamma L.P. The general partner of Frost Gamma L.P. is Frost Gamma, Inc., and the sole stockholder of Frost Gamma, Inc. is Frost-Nevada Corporation. Dr. Frost is the sole stockholder of Frost-Nevada Corporation. Does not include securities held by OPKO, a corporation of which Dr. Frost is the Chief Executive Officer and Chairman, concerning the securities of which Dr. Frost does not hold voting and investment control. Dr. Frost disclaims beneficial ownership of the securities held by Frost Gamma Investments Trust and OPKO except to the extent of any pecuniary interest therein. Address is 4400 Biscayne Boulevard, Miami, FL 33137. Information is based on a Schedule 13D/A filed by Dr. Frost and Frost Gamma Investments Trust on April 14, 2023.

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(5)	Mr. Hassan is a director. Includes 4,583 vested stock options and 4,033 shares underlying vested RSUs. Address is 4400 Biscayne Boulevard, Miami, FL 33137.

(6)	Dr. Japour is a director. Includes 30,105 vested stock options and 7,462 shares underlying vested RSUs. Address is 4400 Biscayne Boulevard, Miami, FL 33137.

(7)	Dr. Kornberg is a director. Includes (i) 39,769 shares of common stock held by a trust of which Dr. Kornberg is the trustee, (ii) 57,761 vested stock options and (iii) 14,054 shares underlying vested RSUs.

(8)	Mr. Pfenniger is a director. Includes 14,583 vested stock options and 4,033 shares underlying vested RSUs. Address is 4400 Biscayne Boulevard, Miami, FL 33137.

(9)	Mr. Rubin is a director. Includes 42,952 vested stock options and 9,478 shares underlying vested RSUs. Address is 4400 Biscayne Boulevard, Miami, FL 33137.

(10)	Directors and Executive Officers as a group. This amount includes ownership by all directors and all current executive officers including Named Executive Officers and those who are not Named Executive Officers under the SEC’s disclosure rules.

(11)	Dr. Schinazi is our former Chairman. Address is 1860 Montreal Road, Tucker, GA 30084. Includes 1,259 vested stock options.

(12)	Mrs. Wilcox is the wife of Gary Wilcox, the Company’s former Chief Executive Officer’s wife. Address is 4400 Biscayne Boulevard, Miami, FL 33137.

PROPOSAL 2. RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Weinberg & Company (“Weinberg”) as our independent registered public accounting firm for the year ending December 31, 2024, and our Board recommends that stockholders vote in favor of the ratification of such selection. Weinberg has been engaged as our independent registered public accounting firm since April 18, 2019.

The selection of Cocrystal’s independent registered public accounting firm is not required to be submitted to a vote of the Company’s stockholders. However, Cocrystal is submitting this matter to its stockholders for ratification as a matter of good corporate governance. Even if the selection is ratified, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during 2025 if they determine that such a change would be in the best interests of Cocrystal and its stockholders. If the selection is not ratified, the Audit Committee will consider its options.

A representative of Weinberg is not expected to be present at the Annual Meeting.

The Board recommends a vote “FOR” this Proposal 2.

Audit Committee Report

The principal purpose of the Audit Committee is to assist the Board in its general oversight of our accounting practices, system of internal controls, audit processes and financial reporting processes. The Audit Committee is responsible for selecting and retaining our independent auditor and approving the audit and non-audit services to be provided by the independent auditor. The Audit Committee’s function is more fully described in its charter.

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Our management is responsible for preparing our financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Audit Committee has:

●	reviewed and discussed the audited financial statements with management;

●	discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 1301;

●	received the written disclosures and the letter from the independent registered public accounting firm, as required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed its independence with Cocrystal; and

●	in reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.

This report is submitted by the Audit Committee.

Steven Rubin, Chair

Phillip Frost

Anthony Japour

The above Audit Committee Report is not deemed to be “soliciting material,” is not “filed” with the SEC and is not to be incorporated by reference in any filings that Cocrystal files with the SEC.

It is not the duty of the Audit Committee to determine that Cocrystal’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles (“GAAP”) or to plan or conduct audits. Those are the responsibilities of management and Cocrystal’s independent registered public accounting firm. In giving its recommendation to the Board, the Audit Committee has relied on: (1) management’s representations that such financial statements have been prepared with integrity and objectivity and in conformity with GAAP; and (2) the report of Cocrystal’s independent registered public accounting firm with respect to such financial statements.

Audit Committee’s Pre-Approval Policies and Procedures

Our Audit Committee reviews and approves audit and permissible non-audit services performed by our independent registered public accounting firm (the “Principal Accountant”), as well as the fees charged for such services. In its review of non-audit service and its appointment of our independent registered public accounting firm, the Audit Committee considers and considered whether the provision of such services was compatible with maintaining independence. All of the services provided and fees charged by our Principal Accountant in 2024 and 2023 were approved by the Audit Committee in accordance with its pre-approval policy.

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Principal Accountant Fees and Services

The following table shows the fees billed by our Principal Accountant for the years ended December 31, 2024 and 2023.

	2024 ($)	2023 ($)
Audit Fees (1)	126,000	130,000
Audit-Related Fees (2)	-	-
Total	126,000	130,000

(1)	Audit Fees relate to the audits of our annual financial statements and the review of our interim quarterly financial statements.

(2)	Audit-Related fees relate to the assessment of our internal controls.

PROPOSAL 3. APPROVAL OF 2025 EQUITY INCENTIVE PLAN

Our Board has adopted a resolution declaring it advisable and in the best interests of Cocrystal and its stockholders that the Cocrystal Pharma, Inc. 2025 Equity Incentive Plan, which we refer to herein as the “Plan,” and awards granted under the Plan be ratified and approved by our stockholders.

The Plan was adopted to replace the previous 2015 Equity Incentive Plan which expired earlier this year. The Plan provides for the grant of incentive stock options, qualified stock options, restricted stock awards, restricted stock units (RSUs), stock appreciation rights (SARs), and performance shares or units and cash awards. Awards may be granted under the Plan to our employees, directors and independent contractors.

The maximum number of shares of common stock available for issuance under the Plan is 1,500,000, which amount is subject to increase by up to 2,500,000 shares or to a total number of shares under the Plan not to exceed 4,000,000 as further described below.

Overview and Purpose of the Stockholder Approval

Nasdaq Rules and the provisions of the Plan require that the Plan be approved by our stockholders. Our Board believes it is in the Company’s and the stockholders’ best interests to seek approval of Plan. The Plan, if approved, will allow us to continue to incentivize our key employees with long-term compensation awards, such as stock options and restricted stock. Equity incentives form an integral part of the compensation paid to many of our employees, particularly those in positions of key importance. Approval of the Plan is therefore critical to our ability to continue to attract, retain, engage and focus highly motivated and qualified employees, particularly in the competitive labor market that exists today in our industry.

The Plan is effective as of March 31, 2025, which we refer to as the “Effective Date.” However the Plan is subject to approval of our stockholders.

Description of the Plan

The principal features of the Plan are summarized below, but the summary is qualified in its entirety by reference to the full text of the actual Plan document, a copy of which is included as Annex A.

Background

The Plan is a broad-based plan in which all employees, consultants, officers, and directors of the Company are eligible to participate. The purpose of the Plan is to further the growth and development of the Company by providing, through ownership of stock of the Company and other equity-based awards, an incentive to its officers and other key employees and consultants who are in a position to contribute materially to the prosperity of the Company, to increase such persons’ interests in the Company’s welfare, by encouraging them to continue their services to the Company, and by enabling the Company to attract individuals of outstanding ability to become employees, consultants, officers and directors of the Company.

As of the record date, there are 11 employees, six directors and 5 consultants eligible to participate in the Plan.

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Available Shares

The Plan initially authorizes 1,500,000 shares of common stock which shall be available for grants or payments of awards under the Plan. Such total number of shares issuable under the Plan automatically increases on January 1st of each year in which the Plan is in effect beginning on January 1, 2026. On each January 1, an additional number of shares equal to 5% of the total number of shares of common stock outstanding as of December 31 of the preceding year on a fully diluted basis giving effect to the exercise and conversion of all outstanding common stock equivalents issued outside of the Plan including convertible notes, convertible preferred stock, and warrants, minus any awards previously granted or exercised, will be added to the total number of shares authorized for issuance under the Plan, subject to adjustment as provided under the Plan. The Plan also provides that, notwithstanding the annual increase provision, in no event will the increase in shares available under the Plan pursuant to this increase provision exceed 2,500,000 shares (or a total of up to 4,000,000 shares issuable under the Plan), subject to adjustment as provided under the Plan.

Administration and Eligibility

The Plan is administered by our Compensation Committee or by the Board, which is referred to as the “Administrator.” Under the Delaware General Corporation Law (the “DGCL”), the Board may delegate to officers of the Company the power to grant awards to employees who are not officers or directors.

Awards granted under the Plan may be restricted stock, restricted stock units, options and stock appreciation rights (“SARs”) which are awarded to employees, consultants, officers and directors, who, in the opinion of the Administrator, have contributed, or are expected to contribute, materially to the Company’s success.

The identification of individuals entitled to receive awards, the terms of the awards, and the number of shares subject to individual awards, are determined by the Administrator, in its sole discretion.

Limitation on Awards

The exercise price of options or SARs granted under the Plan shall not be less than the fair market value of our common stock at the time of grant. The option price may be paid in United States dollars by check or wire transfer or, at the discretion of the Administrator, by delivery of shares of our common stock having fair market value equal as of the date of exercise to the cash exercise price, or a combination thereof.

Stock Options

The Administrator may grant either qualified options, which are options that qualify as incentive stock options under Section 422(b) of the Internal Revenue Code (the “Code”), or non-qualified stock options. A stock option entitles the recipient to purchase a specified number of shares of common stock at a fixed price subject to terms and conditions set by the Administrator, including conditions for exercise that must be satisfied, which typically will be based solely on continued provision of services. The purchase price of shares of common stock covered by a stock option cannot be less than 100% of the fair market value of the common stock on the date the option is granted. Fair market value of the common stock is generally equal to the closing price for the common stock on the trading date the option is granted.

Stock Appreciation Rights

A SAR entitles the holder to receive, as designated by the Administrator, cash or shares of common stock, having a value equal to the excess of the fair market value of a specified number of shares of common stock at the time of exercise over the exercise price established by the Administrator.

The exercise price of each SAR granted under the Plan shall be established by the Administrator or shall be determined by the method established by the Administrator at the time the SAR is granted, provided the exercise price shall not be less than 100% of the fair market value of a share of common stock on the date of the grant of the SAR, or such higher price as is established by the Administrator. Shares of common stock delivered pursuant to the exercise of a SAR shall be subject to such conditions, restrictions and contingencies as the Administrator may establish in the applicable SAR agreement or document, if any.

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Restricted Stock Awards

A restricted stock award gives the recipient a stock award subject to restriction on sale. The Administrator determines the terms and conditions of restricted stock awards, including the number of shares of restricted stock granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. Unless otherwise provided in the award agreement, the holder of a restricted stock award generally will have the rights of a stockholder from the date of grant of the award, including the right to vote the shares of common stock and the right to receive cash dividends and share and property distributions on the shares.

Restricted Stock Units

A restricted stock unit gives the recipient the right to receive a number of shares of our common stock on the applicable vesting or other dates. Delivery of the restricted stock unit may be deferred beyond vesting as determined by the Administrator. The Administrator determines the terms and conditions of restricted stock units, including the number of units granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. The holder of a restricted stock unit award will not have voting rights with respect to the award and possess no incidents of ownership with respect to the underlying common stock.

Performance Awards

In order to enable the Company to avail itself of the tax deductibility of “qualified performance-based compensation,” within the meaning of Code Section 162(m), the Plan provides for performance based awards, the grant or vesting of which is dependent upon attainment of objective performance targets relative to certain performance measures. The terms and conditions of any performance-based awards granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Compensation Committee and not inconsistent with the Plan. The performance criteria to be achieved during any performance period and the length of the performance period is determined by the Compensation Committee upon the grant of the performance-based award. Performance-based awards granted to persons whom the Compensation Committee expects will, for the year in which a deduction arises, be “covered employees” (as defined below) will, if and to the extent intended by the Compensation Committee, be subject to provisions that should qualify such awards as “performance-based compensation” not subject to the limitation on tax deductibility by us under Code Section 162(m). For purposes of Section 162(m), the term “covered employee” means the Chief Executive Officer and each Named Executive Officer. If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance-based award intended to qualify under Section 162(m) of the Code is to be exercised by the Compensation Committee. Our Compensation Committee shall use the following performance measures (either individually or in any combination) to set performance goals with respect to awards intended to qualify as performance-based awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; cash flow; earnings per share; net income; financial goals; return on stockholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the common stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs.

Term, Termination and Amendment

The Administrator may terminate the Plan at any time. Unless sooner terminated, the Plan will terminate on March 31, 2035. No award may be granted under the Plan once it is terminated. Termination of the Plan shall not impair rights or obligations under any award granted while the Plan is in effect, except with the written consent of the grantee. The Board at any time, and from time to time, may amend the Plan; provided that no amendment shall be affected unless approved by our stockholders to the extent that stockholder approval is necessary to satisfy the requirements of Section 422 of the Code or required by the rules of the principal national securities exchange or trading market upon which our common stock trades.

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The Administrator at any time, and from time to time, may amend the terms of any one or more awards; provided, however, that the rights under the award shall not be impaired by any such amendment, except with the written consent of the grantee. In addition, any amendment of the purchase price or exercise price of any outstanding award will not be effective without stockholder approval.

The number of shares with respect to which options or stock awards may be granted under the Plan, the number of shares covered by each outstanding option or SAR, and the purchase price per share shall be adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, reorganization, merger, consolidation, exchange of shares, stock dividend, stock split, reverse stock split, or other subdivision or consolidation of shares.

Forfeiture

All vested or unvested awards may be immediately forfeited in the event that the recipient performs certain acts against the interests of the Company including termination as a result of fraud, dishonesty or violation of Company policy.

Adjustments upon Changes in Capitalization

In the event of any recapitalization, reorganization, merger, stock split or combination, stock dividend or other similar event or transaction, substitutions or adjustments will be made by our compensation committee to: (i) to the aggregate number, class and/or issuer of the securities reserved for issuance under the Plan; (ii) to the number, class and/or issuer of securities subject to outstanding awards; and (iii) to the exercise price of outstanding options or SARs, in each case in a manner that reflects equitably the effects of such event or transaction.

Transfer

Except for incentive stock options, all awards are transferable subject to compliance with the securities laws and the Plan. Incentive stock options are only transferable by will or by the laws of descent and distribution.

Federal Income Tax Consequences

The following is a brief summary of the principal U.S. federal income tax consequences with respect to awards granted under the Plan.

Restricted Stock Awards

The recipient of a restricted stock award does not have taxable income upon receipt of the award. When the restricted stock award is vested, the recipient will recognize ordinary income in an amount equal to the difference of the fair market value of the shares on the date of vesting and the amount paid for such restricted stock, if any.

Upon the vesting of a restricted stock award, the Company will be entitled to a corresponding income tax deduction in the tax year in which the restricted stock award vested.

The recipient may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the recipient will not realize any additional taxable income when the shares become vested.

Restricted Stock Units

A recipient will not recognize taxable income upon the grant of a restricted stock unit, and we will not be entitled to a deduction, until the shares and/or cash with respect to the award are transferred to the recipient, generally at the end of the vesting period. At the time of transfer, the recipient will recognize ordinary income equal to the value of the shares of common stock and/or cash. The Company will be entitled to a deduction equal to the income recognized by the recipient. The subsequent disposition of shares acquired pursuant to a restricted stock unit award will result in capital gain or loss (based upon the difference between the price received upon disposition and the recipient’s basis in those shares).

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Stock Options

The recipient does not recognize any taxable income as a result of a grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the recipient will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. When the shares are sold, any difference between the sale price and the fair market value of the shares on the date of exercise will generally be treated as long term or short term capital gain or loss, depending on whether the stock was held for more than one year. Upon the exercise of a non-qualified stock option, the Company will be entitled to a corresponding income tax deduction in the tax year in which the option was exercised.

Upon exercise of an incentive stock option, the excess of the fair market value of the shares of common stock acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the shares is made within two years from the date of granting of the incentive stock option or within one year after the transfer of the shares to the participant, the participant does not realize taxable income as a result of exercising the incentive stock option; the tax basis of the shares received for capital gain treatment is the option exercise price; any gain or loss realized on the sale of the shares is long-term capital gain or loss. If the recipient disposes of the shares within the two-year or one-year periods referred to above, the recipient will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price. For capital gain treatment on such a disposition, the tax basis of the shares will be their fair market value at the time of exercise.

Stock Appreciation Rights

A recipient does not recognize any taxable income upon the receipt of an SAR. Upon the exercise of an SAR, the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price.

Upon the exercise of an SAR, the Company will be entitled to a corresponding income tax deduction in the tax year in which the SAR was exercised.

Outstanding Securities Under Equity Compensation Plans

The following chart reflects the number of securities granted under equity compensation plans approved and not approved by stockholders and the weighted average exercise price for such plans as of December 31, 2024.

Name Of Plan*	Number of securities to be issued upon exercise of outstanding options and stock awards (1)	Weighted average exercise price of outstanding options and stock awards ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (1)
Equity compensation plans approved by security holders	806,654	10.57	26,679
Equity compensation plans not approved by security holders	-	-	-
Total	806,654		26,679

* The table above does not include or give effect to the 2025 Equity Incentive Plan which is being considered by the stockholders under Proposal 3.

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New Plan Benefits

Because future grants of awards under the Plan are subject to the discretion of the Board and the Administrator, the future awards that may be granted to participants cannot be determined at this time. There are no grants that have been previously made which are contingent upon receiving stockholder approval of the grant.

No Appraisal Rights

Stockholders have no rights under the DGCL or under our charter documents to exercise dissenters’ rights of appraisal with respect to the approval of the Plan.

The Board recommends a vote “FOR” this Proposal 3.

EXECUTIVE COMPENSATION

The following information is related to the compensation paid to, earned by or accrued with respect to (i) each Co-Chief Executive Officer (principal executive officer) during the fiscal year ended December 31, 2024, (ii) the two most highly compensated executive officers other than the Co-Chief Executive Officers whose total compensation exceeded $100,000, and (iii) up to two additional individuals who would qualify under (ii) above but for the fact that such individuals were not serving as executive officers of the Company as of December 31, 2024. We refer to these persons as the “Named Executive Officers.”

2024 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)	Total ($)

James Martin	2024	410,459	200,000	70,400					630,221
Co-Chief Executive Officer and Chief Financial Officer	2023	394,821	165,000		67,380				627,201

Sam Lee	2024	410,459	200,000	70,400					630,221
Co-Chief Executive Officer and President	2023	394,821	165,000		67,380				627,201

(1)	Represents cash bonuses paid or accrued during the fiscal year covered.

(2)	Represents RSUs. Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the amounts are discussed in Note 7 of the Company’s audited financial statements for the year ended December 31, 2024, included in its Annual Report on Form 10-K for the year ended December 31, 2024.

(3)	Represents options to purchase common stock. Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the amounts are discussed in Note 7 of the Company’s audited financial statements for the year ended December 31, 2024, included in its Annual Report on Form 10-K for the year ended December 31, 2024.

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Named Executive Officers’ Employment Agreements

James Martin. The Company entered into a letter agreement with Mr. Martin effective June 1, 2017. Following a base salary increase in June 1, 2024, Mr. Martin received an annual base salary of $416,000, which is subject to annual review. Effective January 1, 2025, his base annual salary was reduced to $250,000. In addition to the base salary, Mr. Martin is eligible to receive a discretionary bonus, to the extent approved by the Board.

Sam Lee. The Company has entered into an employment agreement with Sam Lee, the Company’s President effective January 2, 2014. Pursuant to the terms of his employment agreement, Dr. Lee’s employment is on an at-will basis and may be terminated by either party. Dr. Lee received an annual base salary of $416,000, following a base salary increase in June 1, 2024. Effective January 1, 2025, his base annual salary was reduced to $250,000. In addition to the base salary, Mr. Lee is eligible to receive a discretionary bonus, to the extent approved by the Board.

Termination Provisions

Pursuant to Dr. Lee’s Employment Agreement, as amended, in the event he terminates his employment for Good Reason, or the Company terminates his employment without Cause, he will be entitled, subject to execution and effectiveness of a general release, to receive (i) six months of his then annual base salary, (ii) continued COBRA coverage until the earlier of 12 months, the availability of replacement coverage from another employer, and the date on which such continued coverage is no longer available to him for any reason, and (iii) a lump sum payment of a prorated portion of his performance bonus for the year in which his employment was terminated. Further, if Dr. Lee terminates his employment for Good Reason, or the Company terminates his employment without Cause, within 24 months of a Change of Control (as defined in the 2015 Plan), he will receive 18 months of his annual base salary and COBRA coverage rather than the timeframes provided under (i) and (ii) above, and a full year’s target bonus rather than a prorated target bonus under (iii) above.

Pursuant to Dr. Lee’s Employment Agreement, Good Reason is defined as: (i) any material reduction by the Company of his salary or target bonus, (ii) any material diminution in his duties, title, responsibilities or authority; (iii) a requirement that he report to a corporate officer or employee instead of reporting directly to the Board (other than following a Change of Control); (iv) any material breach of his Employment Agreement; (v) a requirement that he relocate to a principal place of employment more than 40 miles from a specified address in Santa Barbara, California; or (vi) the Company’s removal or failure to appoint Dr. Lee as a member of the Board (other than following a Change of Control).

Cause is defined as any of the following by Dr. Lee: (i) commission of an act of fraud, embezzlement or theft against the Company; (ii) conviction of, or a plea of no contest to, a felony; (iii) willful non-performance of his material duties as an employee of the Company without cure; (iv) material breach of his Employment Agreement or any other material agreement between Dr. Lee and the Company without cure; or (v) gross negligence, willful misconduct or any other act of willful disregard for the Company’s best interests without cure.

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Outstanding Equity Awards at Fiscal Year-End

Listed below is information with respect to unvested stock awards and unexercisable and unexercised options for each Named Executive Officer outstanding as of December 31, 2024:

Outstanding Equity Awards At Fiscal Year-End

Name	Number of shares or units of stock that have not vested(#)		Market value of shares or units of stock that have not vested ($)		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price($)	Option Expiration Date

James Martin					12,500	-		33.36	9/20/2028
					12,500	-		15.96	6/22/2030
					20,834	-		13.32	7/16/2031
					21,875	3,126	(1)	5.04	7/25/2032
					18,750	11,250	(2)	2.67	7/18/2033
	20,000	(3)	$40,400	(4)

Sam Lee					8,334	-		33.36	9/20/2028
					8,334	-		15.96	6/22/2030
					4,167	-		15.60	11/24/2030
					20,834	-		13.32	7/16/2031
					21,875	3,126	(1)	5.04	7/25/2032
					18,750	11,250	(2)	2.67	7/18/2033
	20,000	(3)	$40,400	(4)

(1)	Represents 10-year incentive stock options vesting in eight equal quarterly increments with the first such quarterly increment vesting on September 30, 2023, subject to continued employment on each applicable vesting date.

(2)	Represents 10-year incentive stock options vesting as follows: one-half vested on July 18, 2024 and the remainder will vest in eight equal quarterly increments with the first such quarterly increment vesting on September 30, 2024, subject to continued employment on each applicable vesting date.

(3)	Represents RSUs vesting in eight equal quarterly increments with the first such quarterly increment vesting on September 30, 2025, subject to continued employment on each applicable vesting date. Does not include 20,000 RSUs which vested in 2024.

(4)	Represents the market value of the RSUs referred to above, calculated based on $2.02, the closing price of the Company’s common stock as of December 31, 2024.

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Pay Versus Performance Table

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and the Company’s financial performance. The amounts in the table below are calculated in accordance with SEC rules and do not represent amounts actually earned or realized by our named executive officers.

Year (a)	Summary Compensation Table Total for Principal Executive Officers (PEOs) (b)	Summary Compensation Table Total for James Martin (1) (b)	Summary Compensation Table Total for Sam Lee (b) (1)	Compensation Actually Paid to PEOs (c) (2)	Compensation Actually Paid to James Martin (c) (2)	Compensation Actually Paid to Sam Lee (c) (2)	Average Summary Compensation Table Total for non-PEO Named Executive Officers (d)	Average Compensation Actually Paid to non-PEO Named Executive Officers (e)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (f) (3) (4)	Net Income (Loss) (g) (4)
2024	1,361,718	680,859	680,859	1,220,918	610,459	610,459	-	-	$25.90	$(17,504,000)
2023	1,254,402	627,201	627,201	1,185,837	594,935	590,902	-	-	$22.18	$(17,984,000)
2022	1,243,176	621,588	621,588	924,766	462,435	462,331	-	-	$25.00	$(38,837,000)

(1)	James Martin and Sam Lee have served as Co-Chief Executive Officers (principal executive officers or “PEOs”) of the Company since May 2021. The Company did not have any named executive officers who were not PEOs for the fiscal year ended December 31, 2024.

(2)	Represents the “Summary Compensation Table Total” amounts reflected in the above table, with the following adjustments pursuant to Item 402(v)(2) of Regulation S-K: (i) the deduction of “Stock Awards” and “Option Awards” in the Summary Compensation Table for each fiscal year, and (ii) the following adjustments related to such categories:

(A)	as to all PEOs for 2022, (1) the addition of $71,853 representing the fair value as of December 31, 2022 of all awards granted during 2022 that were outstanding and unvested as of December 31, 2022; (2) the subtraction of $94,201 representing the change as of December 31, 2022 in fair value of awards granted in prior to 2022 that are outstanding and unvested as of December 31, 2022, (3) the addition of $0 representing the fair value as of the vesting date of awards that were granted and vested in the same year; (4) the subtraction of $96,254 representing the change as of the vesting date (from December 31, 2021) in fair value of awards granted prior to 2022 for which all applicable vesting conditions were satisfied at December 31, 2022; (5) the subtraction of $0 representing awards that failed to meet the applicable vesting conditions during 2022, representing the fair value at December 31, 2021; and (6) the addition of $0, representing the dollar value of any dividends or other earnings paid on stock or option awards in 2022 prior to the vesting date that are not otherwise included in the total compensation for 2022; and

(B)	as to all PEOs for 2023, (1) the addition of $75,886 representing the fair value as of December 31, 2023 of all awards granted during 2023 that were outstanding and unvested as of December 31, 2023; (2) the subtraction of $10,692 representing the change as of December 31, 2023 in fair value of awards granted in prior to 2023 that are outstanding and unvested as of December 31, 2023, (3) the addition of $0 representing the fair value as of the vesting date of awards that were granted and vested in the same year; (4) the addition of $6,532 representing the change as of the vesting date (from December 31, 2022) in fair value of awards granted prior to 2023 for which all applicable vesting conditions were satisfied at December 31, 2023; (5) the subtraction of $0 representing awards that failed to meet the applicable vesting conditions during 2023, representing the fair value at December 31, 2022; and (6) the addition of $0, representing the dollar value of any dividends or other earnings paid on stock or option awards in 2023 prior to the vesting date that are not otherwise included in the total compensation for 2023.

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(C)	as to all PEOs for 2024, (1) the addition of $80,800 representing the fair value as of December 31, 2024 of all awards granted during 2024 that were outstanding and unvested as of December 31, 2024; (2) the subtraction of $6,281 representing the change as of December 31, 2024 in fair value of awards granted in prior to 2023 that are outstanding and unvested as of December 31, 2024, (3) the addition of $70,400 representing the fair value as of the vesting date of awards that were granted and vested in the same year; (4) the addition of $7,840 representing the change as of the vesting date (from December 31, 2023) in fair value of awards granted prior to 2024 for which all applicable vesting conditions were satisfied at December 31, 2024; (5) the subtraction of $0 representing awards that failed to meet the applicable vesting conditions during 2024, representing the fair value at December 31, 2023; and (6) the addition of $0, representing the dollar value of any dividends or other earnings paid on stock or option awards in 2024 prior to the vesting date that are not otherwise included in the total compensation for 2024.

(D)	as to Mr. Martin for 2022, (1) the addition of $35,926 representing the fair value as of December 31, 2022 of all awards granted during 2022 that were outstanding and unvested as of December 31, 2022; (2) the subtraction of $46,510 representing the change as of December 31, 2022 in fair value of awards granted in prior to 2022 that are outstanding and unvested as of December 31, 2022, (3) the addition of $0 representing the fair value as of the vesting date of awards that were granted and vested in the same year; (4) the subtraction of $48,666 representing the change as of the vesting date (from December 31, 2021) in fair value of awards granted prior to 2022 for which all applicable vesting conditions were satisfied at December 31, 2022; (5) the subtraction of $0 representing awards that failed to meet the applicable vesting conditions during 2022, representing the fair value at December 31, 2021; and (6) the addition of $0, representing the dollar value of any dividends or other earnings paid on stock or option awards in 2022 prior to the vesting date that are not otherwise included in the total compensation for 2022; and

(E)	as to Mr. Martin for 2023, (1) the addition of $39,960 representing the fair value as of December 31, 2023 of all awards granted during 2023 that were outstanding and unvested as of December 31, 2023; (2) the subtraction of $5,346 representing the change as of December 31, 2023 in fair value of awards granted in prior to 2023 that are outstanding and unvested as of December 31, 2023, (3) the addition of $0 representing the fair value as of the vesting date of awards that were granted and vested in the same year; (4) the addition of $3,446 representing the change as of the vesting date (from December 31, 2022) in fair value of awards granted prior to 2023 for which all applicable vesting conditions were satisfied at December 31, 2023; (5) the subtraction of $0 representing awards that failed to meet the applicable vesting conditions during 2023, representing the fair value at December 31, 2022; and (6) the addition of $0, representing the dollar value of any dividends or other earnings paid on stock or option awards in 2023 prior to the vesting date that are not otherwise included in the total compensation for 2023.

(F)	as to Mr. Martin for 2024, (1) the addition of $40,400 representing the fair value as of December 31, 2024 of all awards granted during 2024 that were outstanding and unvested as of December 31, 2024; (2) the subtraction of $2,941 representing the change as of December 31, 2024 in fair value of awards granted in prior to 2023 that are outstanding and unvested as of December 31, 2024, (3) the addition of $35,200 representing the fair value as of the vesting date of awards that were granted and vested in the same year; (4) the addition of $4,018 representing the change as of the vesting date (from December 31, 2023) in fair value of awards granted prior to 2024 for which all applicable vesting conditions were satisfied at December 31, 2024; (5) the subtraction of $0 representing awards that failed to meet the applicable vesting conditions during 2024, representing the fair value at December 31, 2023; and (6) the addition of $0, representing the dollar value of any dividends or other earnings paid on stock or option awards in 2024 prior to the vesting date that are not otherwise included in the total compensation for 2024.

(G)	as to Dr. Lee for 2022, (1) the addition of $35,926 representing the fair value as of December 31, 2022 of all awards granted during 2022 that were outstanding and unvested as of December 31, 2022; (2) the subtraction of $47,691 representing the change as of December 31, 2022 in fair value of awards granted in prior to 2022 that are outstanding and unvested as of December 31, 2022, (3) the addition of $0 representing the fair value as of the vesting date of awards that were granted and vested in the same year; (4) the subtraction of $47,589 representing the change as of the vesting date (from December 31, 2021) in fair value of awards granted prior to 2022 for which all applicable vesting conditions were satisfied at December 31, 2022; (5) the subtraction of $0 representing awards that failed to meet the applicable vesting conditions during 2022, representing the fair value at December 31, 2021; and (6) the addition of $0, representing the dollar value of any dividends or other earnings paid on stock or option awards in 2022 prior to the vesting date that are not otherwise included in the total compensation for 2022; and

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(H)	as to Dr. Lee for 2023, (1) the addition of $35,926 representing the fair value as of December 31, 2023 of all awards granted during 2023 that were outstanding and unvested as of December 31, 2023; (2) the subtraction of $5,346 representing the change as of December 31, 2023 in fair value of awards granted in prior to 2023 that are outstanding and unvested as of December 31, 2023, (3) the addition of $0 representing the fair value as of the vesting date of awards that were granted and vested in the same year; (4) the addition of $3,086 representing the change as of the vesting date (from December 31, 2022) in fair value of awards granted prior to 2023 for which all applicable vesting conditions were satisfied at December 31, 2023; (5) the subtraction of $0 representing awards that failed to meet the applicable vesting conditions during 2023, representing the fair value at December 31, 2022; and (6) the addition of $0, representing the dollar value of any dividends or other earnings paid on stock or option awards in 2023 prior to the vesting date that are not otherwise included in the total compensation for 2023.

(I)	as to Dr. Lee for 2024, (1) the addition of $40,400 representing the fair value as of December 31, 2024 of all awards granted during 2024 that were outstanding and unvested as of December 31, 2024; (2) the subtraction of $3,340 representing the change as of December 31, 2024 in fair value of awards granted in prior to 2023 that are outstanding and unvested as of December 31, 2024, (3) the addition of $35,200 representing the fair value as of the vesting date of awards that were granted and vested in the same year; (4) the addition of $3,822 representing the change as of the vesting date (from December 31, 2023) in fair value of awards granted prior to 2024 for which all applicable vesting conditions were satisfied at December 31, 2024; (5) the subtraction of $0 representing awards that failed to meet the applicable vesting conditions during 2024, representing the fair value at December 31, 2023; and (6) the addition of $0, representing the dollar value of any dividends or other earnings paid on stock or option awards in 2024 prior to the vesting date that are not otherwise included in the total compensation for 2024.

For a description of accounting methods for these calculations, see footnote (2) to the Summary Compensation Table.

(3)	Reflects the cumulative total shareholder return of a fixed investment of $100 made at the closing price of the Company’s common stock at December 31, 2021 for the measurement period beginning on such date and continuing through and including the end of the applicable fiscal year reflected in the table.

(4)	The Company has not compensated its PEOs based upon total shareholder return or its operating performance. As a drug discovery company that is developing product candidates and has not had revenue from product sales, our net losses including our net operating losses have not been a factor in determining compensation. Instead, we have focused on meeting our goals, which if achieved can lead to substantial returns for our shareholders. In order to meet these goals, we have to recruit and retain key executives with the skills in science and finance to provide the leadership our Company needs.

DIRECTOR COMPENSATION

Compensation of Directors

In the year ended December 31, 2024, non-employee directors were compensated for as follows:

Name*	Fees Earned or Paid in Cash ($)1)	Stock Awards ($)(2)	All Other Compensation ($)		Total ($)

Phillip Frost	44,770	47,696	-		92,466
Fred Hassan	36,300	14,198			50,498
Anthony Japour	54,450	26,266	-		80,716,
Roger Kornberg	60,500	49,472	100,000	(3)	209,972
Steven Rubin	82,280	33,364	-		115,644
Richard C. Pfenniger, Jr.	36,300	14,198	-		50,498

(1) Represents cash fees paid, accrued or earned for serving as directors and in Board committee roles.

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(2) Represents RSUs. Amounts reported represent the aggregate grant date fair value of awards granted without regard to forfeitures granted to the independent directors during 2024, computed in accordance with ASC 718. This amount does not reflect the actual economic value realized by the directors.

(3) Represents $100,000 compensation paid to Dr. Kornberg for serving as chairman of the Company’s Scientific Advisory Board.

The table below sets forth the unvested RSUs and unexercised stock options held by each of our non-employee directors outstanding as of December 31, 2024.

Name	Aggregate Number of Unvested Stock Awards Outstanding at December 31, 2024	Aggregate Number of Unexercised Option Awards Outstanding at December 31, 2023

Phillip Frost	27,100	52,391
Fred Hassan	8,067	7,333
Anthony Japour	14,924	36,737
Roger Kornberg	28,109	69,835
Steven Rubin	18,957	51,374
Richard C. Pfenniger, Jr.	8,067	18,167

Compensation Policies and Practices as Related to Risk Management

The Compensation Committee and management do not believe that the Company maintains compensation policies or practices that are reasonably likely to have a material adverse effect on the Company. Our employees’ base salaries are fixed in amount and thus we do not believe that they encourage excessive risk-taking. Our Compensation Committee has in the past granted and may in the future grant in its sole discretion equity awards to employees.

The principal risks other than liquidity relate to the results of our research and development activities. Our Co-Chief Executive Officer, Dr. Sam Lee, is actively involved in monitoring our research and development activities and our clinical trial program.

PROPOSAL 4. ADJOURNMENT

General

The Company is asking its stockholders to approve, if necessary, a proposal to adjourn the Annual Meeting to a later date and time to solicit additional proxies in favor of one or more proposals submitted to a vote by the stockholders at the Annual Meeting. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

The affirmative vote of a majority of the shares present and entitled to vote is required to approve this Proposal 4.

The Board recommends a vote “FOR” this Proposal 4.

OTHER MATTERS

Cocrystal has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters at the Annual Meeting. However, if any other matters shall properly come before the Annual Meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

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Annex A

COCRYSTAL PHARMA, INC.

2025 EQUITY INCENTIVE PLAN

1. DEFINITIONS

The following terms shall have the following meanings unless the context indicates otherwise:

1.1. “Affiliate” and “Associate” shall have the respective meanings given to such terms under Rule 12b-2 under the Exchange Act.

1.2. “Award” shall mean either a Stock Option, an SAR, a Stock Award, an RSU, a Performance Share, a Performance Unit, or a Cash Award.

1.3. “Award Agreement” shall mean a written agreement between the Company and the Participant that establishes the terms, conditions, restrictions and/or limitations applicable to an Award in addition to those established by the Plan and by the Committee’s exercise of its administrative powers.

1.4. “Beneficial Owner” shall have the meaning given to such term under Rule 13d-3 under the Exchange Act.

1.5. “Board” shall mean the Board of Directors of the Company.

1.6. “Cash Award” shall mean the grant by the Committee to a Participant of an award of cash as described in Section 11 below.

1.7. “Cause” shall mean (i) willful malfeasance or willful misconduct by the Employee in connection with his/her employment, (ii) continuing failure to perform such duties as are requested by the Company and/or its subsidiaries, (iii) failure by the Employee to observe material policies of the Company and/or its subsidiaries applicable to the Employee, (iv) material breach of any agreement with or duty owed to the Company and/or its subsidiaries applicable to the Employee, or (v) the commission by the Employee of (x) any felony regardless of the nature, or (y) any misdemeanor involving moral turpitude.

1.8. “Change in Control of the Company” or “Change in Control” shall mean the occurrence of any of the following events:

(a) any Person, as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act, or any successor section thereto, (other than (i) the Company, (ii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (iii) any Subsidiaries of the Company, (iv) any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), or (v) any existing director or any of his or her Affiliates becomes, either alone or together with such Person’s Affiliates and Associates, the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then-outstanding securities.

(b) during any period of 12 months, individuals who at the beginning of such period constitute the Board, and any new directors whose appointment by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose appointment or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

(c) the effective date or date of consummation of any transaction or series of transactions (other than a transaction to which only the Company and one or more of its subsidiaries are parties) under which the Company is merged or consolidated with any other company, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

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(d) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

1.9. “Code” shall mean the Internal Revenue Code of 1986, as amended from time-to-time.

1.10. “Committee” shall mean the Board’s Compensation Committee or any other committee of the Board appointed to administer this Plan.

1.11. “Common Stock” means the common stock of the Company and “Common Stock Equivalent” means any securities of the Company or the Subsidiaries which would entitle the holder thereof at any time to acquire Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock..

1.12. “Company” shall mean Cocrystal Pharma, Inc., a Delaware corporation.

1.13. “Disability” shall mean the inability to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which constitutes a permanent and total disability, as defined in Section 22(e) (3) of the Code (or any successor section thereto). The determination whether a Participant has suffered a Disability shall be made by the Committee, in its sole discretion, based upon such evidence as it deems necessary and appropriate, and shall be conclusive and binding on the Participant. A Participant shall not be considered disabled unless he or she furnishes such medical or other evidence of the existence of the Disability as the Committee, in its sole discretion, may require.

1.14. “Dividend Equivalent Right” shall mean the right to receive an amount equal to the amount of any dividend paid with respect to a share of Common Stock multiplied by the number of shares of Common Stock underlying or with respect to a Stock Option, a SAR, an RSU or a Performance Unit, and which shall be payable in cash, in Common Stock, in the form of RSUs or Performance Units, or a combination of any or all of the foregoing.

1.15. “Effective Date” shall mean March 31, 2025, subject to shareholder approval in accordance with the Rules of The Nasdaq Stock Market.

1.16. “Employee” shall mean an employee of the Company or any Subsidiary as described in Treasury Regulation Section 1.421-7(h).

1.17. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, including applicable regulations thereunder.

1.18. “Executive Officer” means each Person who is required to file ownership reports under Section 16(a) of the Exchange Act.

1.19 “Fair Market Value” shall, unless otherwise required by any applicable provision of the Code or any Treasury Regulations, mean:

(a) if a security is listed or trading on a national securities exchange or other market system, the closing price of such security on the date of calculation (or on the last preceding trading date if such security was not traded on such date), or

(b) if such security is not listed or trading on a national securities exchange or other market system, as determined in good faith by the Board or the Committee.

1.20. “Family Members” shall mean a Participant’s spouse, parents, children, and siblings, whether by blood, marriage or adoption.

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1.21. “Increase Date” shall have the meaning ascribed to it in Section 5.1.

1.22. “Independent Contractor” shall mean a Person (other than a Person who is an Employee or a Nonemployee Director) or an entity that renders services to the Company or any Subsidiary.

1.23. “ISO” shall mean an “incentive stock option” as such term is used in Code Section 422.

1.24. “Nonemployee Director” shall mean a member of the Board or the board of directors of a Subsidiary who is not an Employee.

1.25. “Nonqualified Stock Option” shall mean a Stock Option that is not an ISO.

1.26. “Participant” shall mean any Employee, Nonemployee Director or Independent Contractor to whom an Award has been granted by the Committee under the Plan.

1.27. “Performance-Based Award” shall mean an Award subject to the achievement of certain performance goal or goals as described in Section 12 below.

1.28. “Performance Share” shall mean the grant by the Committee to a Participant of an Award as described in Section 10.1 below.

1.29. “Performance Unit” shall mean the grant by the Committee to a Participant of an Award as described in Section 10.2 below.

1.30. “Person” shall mean any person, entity or “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act).

1.31. “Plan” shall mean the Cocrystal Pharma, Inc. 2025 Equity Incentive Plan, as it may be amended from time to time.

1.32 “RSU” shall mean the grant by the Committee to a Participant of a Restricted Stock Unit as described in Section 9.2 below.

1.33. “SAR” shall mean the grant by the Committee to a Participant of a stock appreciation right as described in Section 8 below.

1.34. “Stock Award” shall mean the grant by the Committee to a Participant of an Award of Common Stock as described in Section 9.1 below.

1.35. “Stock Option” shall mean the grant by the Committee to a Participant of an option to purchase Common Stock as described in Section 7 below.

1.36. “Subsidiary” shall mean a corporation of which the Company is the Beneficial Owner, directly or indirectly, of more than 50% of the Voting Stock or any other business entity in which the Company is the Beneficial Owner, directly or indirectly, of more than 50% or any other business venture designated by the Committee in which the Company has a significant interest, as determined in the discretion of the Committee.

1.37. “Treasury Regulations” shall mean the regulations promulgated under the Code by the United States Department of the Treasury, as amended from time to time.

1.38. “Vest” shall mean:

(i) an Award is not subject to future forfeiture other than any clawbacks under Section 14.7; and

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(ii) a right to transfer an Award is subject to no Company-imposed restrictions or limitations other than restrictions and/or limitations imposed by Sections 9.1 or 9.2 or 14 below.

1.39. “Vesting Date” shall mean the date or dates on which an Award Vests.

1.40. “Voting Stock” shall mean the capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.

1.41. “10 Percent Shareholder” means a Person who beneficially owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

2. PURPOSE AND TERM OF PLAN

2.1. Purpose. The purpose of the Plan is to motivate certain Employees, Nonemployee Directors and Independent Contractors to put forth maximum efforts toward the growth, profitability, and success of the Company and Subsidiaries by providing incentives to such Employees, Nonemployee Directors and Independent Contractors either through cash payments and/or through the ownership and performance of the Common Stock. In addition, the Plan is intended to provide incentives which will help the Company attract and retain highly qualified individuals as Employees and Nonemployee Directors and to assist in aligning the interests of such Employees and Nonemployee Directors with those of its shareholders.

2.2. Term. (a) The Plan shall be effective as of the Effective Date; provided, however, that the Plan shall be approved by the shareholders of the Company at an annual meeting or any special meeting of shareholders of the Company within 12 months after the Effective Date, and such approval by the shareholders of the Company shall, except as provided in Section 2.2(b), be a condition to the right of each Participant to receive Awards hereunder. Except as provided in Section 2.2(b), any Award granted under the Plan prior to the approval by the shareholders of the Company shall be effective as of the date of grant (unless the Committee specifies otherwise at the time of grant), but no such Award may Vest, be paid out, or otherwise be disposed of prior to such shareholder approval. If the shareholders of the Company fail to approve the Plan in accordance with this Section 2.2, any Award granted under the Plan shall be automatically cancelled without payment of any consideration to the recipient of such Award. The Plan shall remain in effect for 10 years or until earlier terminated by the Board or Committee and no Award may be granted under the Plan on a date that is more than 10 years from the Effective Date; provided, however, that in the event of Plan termination or expiration, the provisions of the Plan shall remain in effect as to any Awards which remain outstanding until all such Awards have been satisfied or are terminated under the terms of this Plan or under the applicable Award Agreement.

(b) Under the Plan, grants of Awards as inducement grants or as otherwise permitted by Rule 5635(c) of the Nasdaq Listing Rules may be made and shall be effective without such shareholder approval.

3. ELIGIBILITY AND PARTICIPATION

3.1. Eligibility. All Employees, all Nonemployee Directors and all Independent Contractors shall be eligible to participate in the Plan and to receive Awards. An individual’s status as a member of the Committee will not affect his or her eligibility to participate in the Plan.

3.2. Participation. Participants shall consist of such Employees, Nonemployee Directors and Independent Contractors as the Committee in its sole discretion designates to receive Awards under the Plan. Subject to Section 7.1, an Award may also be granted to an Employee, in connection with hiring, retention or otherwise prior to the date the Employee first performs services for the Company or any Subsidiary, provided that such Awards shall not become Vested prior to the date the Employee first performs such services. Designation of a Participant in any year shall not require the Committee to designate such Person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the Participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.

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4. ADMINISTRATION

4.1. Responsibility. The Committee shall have the responsibility, in its sole discretion, to control, operate, manage and administer the Plan in accordance with its terms; provided, however, that the Board may in any instance perform any of the functions of the Committee hereunder, unless otherwise provided by the rules of any stock exchange upon which the Common Stock is listed.

4.2. Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement which shall be signed by the Company and the Participant; provided, however, that in the event of any conflict between a provision of the Plan and any provision of an Award Agreement, the provision of the Plan shall prevail.

4.3. Authority of the Committee. The Committee shall have all the discretionary authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan, including but not limited to the following:

(a) to determine eligibility for participation in the Plan and to select Participants;

(b) to determine eligibility for and the type and size of an Award granted under the Plan;

(c) to make Awards in accordance with the terms of the Plan and to determine the terms and conditions of each Award;

(d) to supply any omission, correct any defect, or reconcile any inconsistency in the Plan in such manner and to such extent as it shall deem appropriate in its sole discretion to carry the same into effect;

(e) to issue administrative guidelines as an aid to administer the Plan and make changes in such guidelines as it from time to time deems proper;

(f) to make rules for carrying out and administering the Plan and make changes in such rules as it from time to time deems proper;

(g) to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions, and limitations and to vary the terms of Awards

(h) to take account of tax, securities law and other regulatory requirements of foreign jurisdictions;

(i) to accelerate the Vesting of any Award when such action or actions would be in the best interest of the Company;

(j) to grant Awards in replacement of Awards previously granted under this Plan or any other executive compensation plan of the Company; and

(k) to delegate to the executive officers of the Company who are required to file ownership reports with the Securities and Exchange Commission the power to grant Awards to Employees who are not executive officers or directors; and

(l) to take any and all other actions it deems necessary or advisable for the proper operation or administration of the Plan.

4.4. Action by the Committee. The Committee may act only by a majority of its members. Any determination of the Committee may be made, without a meeting, by a writing or writings signed by all of the members of the Committee. For the avoidance of doubt, approval via email shall constitute a signed writing for the purposes of taking Committee action. In addition, the Committee may authorize any one or more of its members or, subject to Section 4.5 below, one or more agents to execute and deliver documents on behalf of the Committee.

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4.5. Delegation of Authority. In addition to the specific delegation under Section 4.3(k), to the extent permitted by applicable law and the rules of any stock exchange upon which the Common Stock is listed, the Committee may delegate to one or more of its members, or to one or more officers of the Company, such administrative duties as it may deem advisable; provided, however, that any such delegation shall be in writing and, provided, further, that the Committee may not delegate its authority under Sections 4.3 (d), (e), (f), (g), (h), (i), (j) or (k) or Section 16 of the Plan. Any action undertaken by any such member or agent in accordance with the Committee’s delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the Committee shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to such members or agents. In addition, the Committee, or any Person to whom it has delegated duties under this Section 4.5, may employ one or more Persons to render advice with respect to any responsibility the Committee or such Person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the Subsidiary whose employees have benefited from the Plan, as determined by the Committee. In the performance of its functions, the Committee shall be entitled to rely upon information, opinions, computations and advice furnished by the Company’s officers, any counsel, consultant or agent retained by the Committee, and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such advice.

4.6. Determinations and Interpretations by the Committee. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants and their heirs, successors, and legal representatives.

4.7. Liability. No member of the Board, no member of the Committee and no Employee shall be liable for any act or failure to act hereunder, except in circumstances involving his or her willful misconduct, or for any act or failure to act hereunder by any other member or Employee or by any agent to whom duties in connection with the administration of the Plan have been delegated.

4.8. Indemnification. The Company shall indemnify members of the Board, members of the Committee and any agent of the Committee who is an Employee, against any and all liabilities or expenses to which they may be subjected (including, without limitation, the reasonable fees and expenses of counsel) by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such Person’s willful misconduct.

5. SHARES SUBJECT TO PLAN

5.1. Available Shares. Subject to the provisions of Section 5.2 below, the aggregate number of shares of Common Stock which shall be available for grants or payments of Awards under the Plan during its term shall be 1,500,000 (the “Total Plan Shares”). The Total Plan Shares will automatically increase on January 1st of each year (each, an “Increase Date”), for a period of nine years commencing on January 1, 2026, in an amount equal to 5% of the total number of shares of Common Stock outstanding as of December 31 of the preceding calendar year on a fully diluted basis giving effect to the exercise and conversion of all outstanding Common Stock Equivalents issued outside of this Plan including convertible notes, convertible preferred stock, and warrants less any Awards previously granted or exercised subject to adjustment in Section 5.2. In no event shall the number of additional Total Plan Shares issuable exceed 2,500,000 shares, subject to adjustment as provided in this Plan. Notwithstanding the foregoing, the Board may determine, at any time prior to the Increase Date for a given year to provide that there will be no increase in the Total Plan Shares hereunder for such year, or that the increase in the Total Plan Shares for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the foregoing provisions. For the avoidance of doubt, the Total Plan Shares in this Section 5.1 is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Shares may be authorized and issued under the Plan in connection with a merger or acquisition as permitted by the Nasdaq Stock Market Rule 5635(c) without the need for shareholder approval to the extent so provided in the applicable principal market rules, in which case such authorization or issuance will not reduce the number or shares of Common Stock available for grant or issuance under the Plan. In the event that (i) an Award (or portion thereof) lapses, expires or is otherwise terminated without the issuance of the shares subject to such Award or is settled by the delivery of consideration other than shares, (ii) shares are tendered to pay the exercise price of a Stock Option or other Award or (iii) shares are withheld from any award to satisfy a Participant’s tax withholding obligations or, if applicable, to pay the exercise price of a Stock Option or other Award, such shares shall again become available for grants or Awards hereunder. Such shares of Common Stock available for issuance under the Plan may be either authorized but unissued shares, shares of issued stock held in the Company’s treasury, or both, at the discretion of the Company.

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5.2. Adjustment to Shares. The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company, (iii) any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or (iv) the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. In addition to automatic proportional changes which occur as a result of any stock dividend, stock split or reverse split (also a combination), if there is any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, split-off, spin-off, exchange of shares, dividend in kind or other like change in capital structure or distribution to shareholders of the Company in the nature of a liquidating distribution or a distribution pursuant to a plan of dissolution, the Committee may, in its discretion, make a proportionate adjustment to each outstanding Award that the Committee considers appropriate so that thereafter each such Award shall be with respect to or exercisable for such securities, cash and/or other property as would have been received in respect of the Common Stock subject to such Award had such Award been paid, distributed or exercised in full immediately prior to such change or distribution. In addition, in the event of any such change or distribution, in order to prevent dilution or enlargement of Participants’ rights under the Plan, the Committee shall have the authority to adjust, in an equitable manner as it deems appropriate, the number and kind of shares that may be received in respect of any Award, the number and kind of shares subject to outstanding Awards, the exercise price applicable to outstanding Stock Options, and the Fair Market Value of the Common Stock and other value determinations applicable to outstanding Awards. Appropriate adjustments may also be made by the Committee in the terms of any Awards granted under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards on an equitable basis, including modifications of performance goals and changes in the length of performance periods; provided, however, that with respect to Performance-Based Awards, such modifications and/or changes do not disqualify compensation attributable to such Awards as “performance-based compensation” under Code Section 162(m). In addition, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. The Committee’s determination of what, if any, adjustments shall be made shall be final and binding on the Company and all Participants.

5.3. No Repricing. Absent shareholder approval, neither the Committee nor the Board shall have the authority, with or without the consent of the affected holders of the Awards, to “reprice” a Stock Option or SAR after the date of its initial grant with a lower exercise price in substitution for the original exercise price. Adjustments in accordance with Section 5.2 above shall not be deemed “repricings” for purposes of this Section 5.3. This Section 5.3 may not be amended, altered or repealed by the Committee or the Board without the approval of the shareholders of the Company.

6. RESERVED

7. STOCK OPTIONS

7.1. In General. The Committee may, in its sole discretion, grant Stock Options to Employees, Nonemployee Directors and Independent Contractors on or after the Effective Date, subject, in all cases to Section 2.2 of the Plan. The Committee shall, in its sole discretion, determine the Employees, the Nonemployee Directors and Independent Contractors who will receive Stock Options and the number of shares of Common Stock underlying each Stock Option. Each Stock Option shall be subject to such terms and conditions consistent with the Plan set forth in the applicable Award Agreement and such other terms and conditions consistent with the Plan and the applicable Award Agreement as the Committee may impose from time to time. In addition, each Stock Option shall be subject to the following terms and conditions set forth in Sections 7.2 through 7.8 below.

7.2. Exercise Price. The Committee (or authorized executive officer) shall specify the exercise price of each Stock Option in the Award Agreement; provided, however, that the exercise price of any Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant.

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7.3. Term of Stock Option. The Committee (or authorized executive officer) shall specify the term of each Stock Option in the Award Agreement shall terminate as set forth in Section 14 below or at such earlier times and upon such conditions or circumstances as the Committee shall, in its sole discretion, set forth in the Award Agreement.

7.4. Vesting Date. The Committee (or authorized executive officer) shall specify the Vesting Date with respect to each Stock Option in the Award Agreement; provided, that the Committee (or authorized executive officer) may provide in the applicable Award Agreement that any Stock Option shall Vest in such portions or installments as the Committee(or authorized executive officer) may, in its sole discretion, determine. The Committee may grant Stock Options that are Vested, either in whole or in part, on the date of grant. If the Committee fails to specify a Vesting Date in the Award Agreement, 25% of such Stock Option shall become exercisable on each of the first four anniversaries of the date of grant and shall remain exercisable following such anniversary date until the Stock Option expires in accordance with its terms under the Award Agreement or under the terms of the Plan.The Vesting of a Stock Option may be subject to such other terms and conditions as shall be determined by the Committee, including, without limitation, accelerating the Vesting if certain performance goals are achieved.

7.5. Exercise of Stock Options. The Stock Option exercise price may be paid in cash or, in the sole discretion of the Committee, by the delivery of shares of Common Stock or other securities of the Company then owned by the Participant, by the withholding of shares of Common Stock (based upon the Fair Market Value as of the date notice of exercise is delivered to the Company) for which a Stock Option is exercisable, or by a combination of these methods. In the sole discretion of the Committee, and subject to all applicable laws, rules and regulations, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock then owned by a Participant, providing the Company with a notarized statement attesting to the number of shares owned by the Participant, where upon verification by the Company, the Company would issue to the Participant only the number of incremental shares to which the Participant is entitled upon exercise of the Stock Option. In determining which methods a Participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate; provided, however, that any method approved by the Committee shall comply with applicable securities laws. When payment of the exercise price for a Stock Option consists of shares of the Company’s capital stock or other securities of the Company, such securities will not be accepted as payment unless the Participant has held such shares for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes.

7.6. Additional Terms and Conditions. The Committee may, by way of the Award Agreements or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any Stock Option, as they may determine in their sole discretion; provided, they are not inconsistent with the Plan, including, without limitation, any requirement that the Participant not engage in competition with the Company or any Subsidiary.

7.7. Conversion Stock Options. The Committee may, in its sole discretion and upon such terms and conditions as it deems appropriate, grant a Stock Option to any holder of an option (hereinafter referred to as an “Original Option”) to purchase shares of the stock of any corporation:

(a) the stock or all or substantially all of the assets of which were acquired, directly or indirectly, by the Company or any Subsidiary, or

(b) which was merged with and into the Company or a Subsidiary, so that the Original Option is converted into a Stock Option (hereinafter referred to as a “Conversion Stock Option”); provided, however, that such Conversion Stock Option as of the date of its grant (the “Conversion Stock Option Grant Date”) shall have substantially the same economic value as the Original Option as of the Conversion Stock Option Grant Date.

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7.8. Additional Restrictions Applicable to ISOs.

(a) 10 Percent Shareholders. A 10 Percent Shareholder shall not be granted an ISO unless the exercise price is at least 110% of the Fair Market Value of the Common Stock at the date of grant and the ISO is not exercisable after the expiration of five years from the date of grant.

(b) Eligibility for Specific Awards. ISOs may be granted only to Employees.

(c) Term. Subject to the additional limitations applicable to 10 Percent Shareholders, no ISO shall be exercisable after the expiration of 10 years from the date of grant.

(d) Exercise Price of an ISO. Subject to the additional limitations applicable to 10 Percent Shareholders, the exercise price of each ISO shall be not less than 100% of the Fair Market Value of the Common Stock subject to the ISO on the date of grant. Notwithstanding the foregoing, an ISO may be granted with an exercise price lower than that set forth in the preceding sentence if such ISO is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(e) ISO $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

(f) Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an ISO within two years from the date of grant of such ISO or within one year after the issuance of the shares of Common Stock acquired upon exercise of such ISO (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

8. STOCK APPRECIATION RIGHTS

8.1. In General. The Committee may, in its sole discretion, grant SARs to Employees, Nonemployee Directors, and/or Independent Contractors. An SAR is a right to receive a payment in cash, Common Stock or a combination of both, in an amount equal to the excess of (x) the Fair Market Value of the Common Stock, or other specified valuation, of a specified number of shares of Common Stock on the date the SAR is exercised over (y) the Fair Market Value of the Common Stock, or other specified valuation (which shall be no less than the Fair Market Value of the Common Stock), of such shares of Common Stock on the date the SAR is granted, all as determined by the Committee. If a SAR is granted in tandem with, or subsequently to, a related Stock Option, or in substitution for a related Stock Option, the designated Fair Market Value of the Common Stock in the Award Agreement shall be the Fair Market Value of the Common Stock on the date such Stock Option was granted, the SAR shall cover the same number of shares of Common Stock as covered by the Stock Option (or such lesser number of shares as the Committee may determine) and the SAR shall be exercisable only at such time or times and to the extent the related Stock Option shall be exercisable, and shall have the same term and exercise price as the related Stock Option. Upon exercise of a Stock Appreciation Right granted in tandem with, or subsequently to, a related Stock Option, the related Stock Option shall be cancelled automatically to the extent of the number of shares covered by such exercise; conversely, if the related Stock Option is exercised as to some or all of the shares covered by the tandem grant, the tandem Stock Appreciation Right shall be cancelled automatically to the extent of the number of shares covered by the Stock Option exercised. Each SAR shall be subject to such terms and conditions, including, but not limited to, a provision that automatically converts a SAR into a Stock Option on a conversion date specified at the time of grant, as the Committee shall impose from time to time in its sole discretion and subject to the terms of the Plan.

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9. STOCK AWARDS AND RSUs

9.1. Stock Awards. The Committee may, in its sole discretion, grant Stock Awards to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Stock Award shall consist of shares of Common Stock which shall be subject to such terms and conditions as the Committee in its sole discretion determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares, the Vesting Date with respect to such shares, and the right of the Company to reacquire such shares for no consideration upon termination of the Participant’s employment within specified periods. With respect to the shares of Common Stock subject to a Stock Award, the Participant shall have all of the rights of a holder of shares of Common Stock, including the right to receive dividends and to vote the shares, unless the Committee determines otherwise on the date of grant. The Committee may require the Participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Stock Award. As a condition to any Stock Award, the Participant may be required to deliver to the Company a stock power, endorsed in blank, relating to the Shares covered by such Award. Any stock certificate issued in connection with a Stock Award may be held in the custody of the Company and will bear the following legend and/or any other legend required by this Plan, the applicable Award Agreement or applicable law:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF COCRYSTAL PHARMA, INC. 2025 EQUITY INCENTIVE PLAN AND AN AGREEMENT ENTERED INTO BETWEEN THE PARTICIPANT AND COCRYSTAL PHARMA, INC. (WHICH TERMS AND CONDITIONS MAY INCLUDE, WITHOUT LIMITATION, CERTAIN TRANSFER RESTRICTIONS AND FORFEITURE CONDITIONS). COPIES OF THAT PLAN AND AGREEMENT ARE ON FILE IN THE PRINCIPAL OFFICES OF COCRYSTAL PHARMA, INC. AND WILL BE MADE AVAILABLE TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON REQUEST TO THE SECRETARY OF COCRYSTAL PHARMA, INC.

9.2. RSUs. The Committee may, in its sole discretion, grant RSUs to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. An RSU is a hypothetical share of Common Stock represented by a notional account established and maintained (or caused to be established or maintained) by the Company for such Participant who receives a grant of RSUs. RSUs shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate including, without limitation, determinations of the Vesting Date with respect to such RSUs and the criteria for the Vesting of such RSUs. An RSU granted by the Committee shall provide for payment in shares of Common Stock at such time or times as the Award Agreement shall specify. The Committee shall determine whether a Participant who has been granted an RSU shall also be entitled to a Dividend Equivalent Right.

9.3. Payout of RSUs. In accordance with Section 17.3, below, the Committee may provide, or a Participant may request, that the delivery of RSUs be deferred beyond the time of vesting, and the Committee, in its sole discretion, shall determine whether to approve such deferred delivery. Subject to a Participant’s election to defer, upon the Vesting of an RSU, the shares of Common Stock representing the Restricted Stock Unit shall be distributed to the Participant, unless the Committee, in its sole discretion, provides for the payment of the Restricted Stock Unit in cash (or partly in cash and partly in shares of Common Stock) equal to the value of the shares of Common Stock which would otherwise be distributed to the Participant.

10. PERFORMANCE SHARES AND PERFORMANCE UNITS

10.1. Performance Shares. The Committee may, in its sole discretion, grant Performance Shares to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Performance Share shall consist of a share or shares of Common Stock which shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate, including, without limitation, determining the performance goal or goals which, depending on the extent to which such goals are met, will determine the number and/or value of the Performance Shares that will be paid out or distributed to the Participant who has been granted Performance Shares. Performance goals may be based on, without limitation, Company-wide, divisional and/or individual performance, as the Committee, in its sole discretion, may determine, and may be based on the performance measures listed in Section 12.3 below. With respect to the Performance Shares, the Participant shall have none of the rights of a holder of shares of Common Stock, including the right to receive dividends and to vote the shares, unless and until such Performance Shares shall have been Vested and distributed to the Participant.

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10.2. Performance Units. The Committee may, in its sole discretion, grant Performance Units to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Performance Unit is a hypothetical share or shares of Common Stock represented by a notional account which shall be established and maintained (or caused to be established or maintained) by the Company for such Participant who receives a grant of Performance Units. Performance Units shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate, including, without limitation, determining the performance goal or goals which, depending on the extent to which such goals are met, will determine the number and/or value of the Performance Units that will be accrued with respect to the Participant who has been granted Performance Units. Performance goals may be based on, without limitation, Company-wide, divisional and/or individual performance, as the Committee, in its sole discretion, may determine, and may be based on the performance measures listed in Section 12.3 below.

10.3. Payout of Performance Shares or Performance Units. Subject to a Participant’s election to defer in accordance with Section 17.3 below, upon the Vesting of a Performance Share or a Performance Unit, the shares of Common Stock representing the Performance Share or the Performance Unit shall be distributed to the Participant, unless the Committee, in its sole discretion, provides for the payment of the Performance Share or a Performance Unit in cash (or partly in cash and partly in shares of Common Stock) equal to the value of the shares of Common Stock which would otherwise be distributed to the Participant.

11. CASH AWARDS

11.1. In General. The Committee may, in its sole discretion, grant Cash Awards to Employees, Nonemployee Directors, and/or Independent Contractors as additional compensation or in lieu of other compensation for services to the Company. A Cash Award shall be subject to such terms and conditions as the Committee, in its sole discretion, determines appropriate, including, without limitation, determining the Vesting Date with respect to such Cash Award, the criteria for the Vesting of such Cash Award, and the right of the Company to require the Participant to repay the Cash Award (with or without interest) upon termination of the Participant’s employment within specified periods.

12. PERFORMANCE-BASED AWARDS

12.1. In General. The Committee, in its sole discretion, may designate Awards granted under the Plan as Performance-Based Awards (as defined below) if it determines that such compensation might not be tax deductible by the Company due to the deduction limitation imposed by Code Section 162(m). Accordingly, an Award granted under the Plan may be granted in such a manner that the compensation attributable to such Award is intended by the Committee to qualify as “qualified performance-based compensation” (as such term is used in Code Section 162(m) and the Treasury Regulations thereunder) and thus be exempt from the deduction limitation imposed by Code Section 162(m) (“Performance-Based Awards”).

12.2. Qualification of Performance-Based Awards. Awards shall only qualify as Performance-Based Awards under the Plan if:

(a) at the time of grant the Committee is comprised solely of two or more “outside directors” (as such term is used in Code Section 162(m) and the Treasury Regulations thereunder);

(b) with respect to either the granting or Vesting of an Award (other than (i) a Nonqualified Stock Option or (ii) a SAR, which are granted with an exercise price at or above the Fair Market Value of the Common Stock on the date of grant), such Award is subject to the achievement of a performance goal or goals based on one or more of the performance measures specified in Section 12.3 below;

(c) the Committee establishes in writing (i) the objective performance-based goals applicable to a given performance period and (ii) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such performance period (but in no event after 25 percent of such performance period has elapsed);

(d) no compensation attributable to a Performance-Based Award will be paid to or otherwise received by a Participant until the Committee certifies in writing that the performance goal or goals (and any other material terms) applicable to such performance period have been satisfied; and

(e) after the establishment of a performance goal, the Committee shall not revise such performance goal (unless such revision will not disqualify compensation attributable to the Award as “performance-based compensation” under Code Section 162(m)) or increase the amount of compensation payable with respect to such Award upon the attainment of such performance goal.

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12.3. Performance Measures. The Committee shall use the following performance measures (either individually or in any combination) to set performance goals with respect to Awards intended to qualify as Performance-Based Awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; cash flow; earnings per share; net income; financial goals; return on shareholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs.

13. CHANGE IN CONTROL

13.1. Accelerated Vesting. Notwithstanding any other provision of this Plan to the contrary, and without limiting the powers of the Committee under Section 4.3 of the Plan, if there is a Change in Control of the Company, the Vesting Date and/or payout of each outstanding Award shall be accelerated so that each such Award shall, immediately prior to the effective date of the Change in Control, become fully vested with respect to the total number of shares of Common stock subject to such Award. Upon the consummation of any Change in Control, all outstanding Awards under the Plan shall, to the extent not previously exercised, either be assumed by any successor corporation or parent thereof or be replaced with a comparable Award with respect to shares of common stock of such successor corporation or parent thereof.

13.2. Cashout. The Committee, in its sole discretion, may determine that, upon the occurrence of a Change in Control of the Company, all or a portion of certain outstanding Awards shall terminate within a specified number of days after notice to the holders, and each such holder shall receive an amount equal to the value of such Award on the date of the Change in Control, and with respect to each share of Common Stock subject to a Stock Option or SAR, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to the occurrence of such Change in Control (or such other greater amount as the Committee may determine in its sole and absolute discretion to be equitable to prevent dilution or enlargement of Participants’ rights under the Plan) over the exercise price per share of such Stock Option or SAR. Such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its sole discretion, shall determine.

13.3. Assumption or Substitution of Awards. Notwithstanding anything contained in the Plan to the contrary, the Committee may, in its sole discretion, provide that an Award may be assumed by any entity which acquires control of the Company or may be substituted by a similar award under such entity’s compensation plans.

14. TERMINATION OF EMPLOYMENT, FORFEITURE AND CLAWBACK

14.1. Termination of Employment Due to Death. Subject to the terms of the Plan, any written agreement between the Participant and the Company, and the applicable Award Agreement, if a Participant’s employment is terminated due to death:

(a) all non-Vested portions of Awards held by the Participant on the date of the Participant’s death shall immediately be forfeited by such Participant as of such date; and

(b) all Vested portions of Stock Options and SARs held by the Participant on the date of the Participant’s death shall remain exercisable until the earlier of:

(i) the end of the 12-month period following the date of the Participant’s death, or

(ii) the date the Stock Option or SAR would otherwise expire.

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14.2. Termination of Employment for Cause. Subject to the terms of the Plan, and in addition to the remedies provided in Section 14.7, any written agreement between the Participant and the Company, and the applicable Award Agreement, if a Participant’s employment is terminated by the Company for Cause, all Awards held by a Participant on the date of the termination of his or her employment for Cause, whether Vested or non-Vested, shall immediately be forfeited by such Participant as of such date. If a Participant’s employment is terminated for Cause during the six months following any exercise, payment or delivery pursuant to an Award, such exercise, payment or delivery may be rescinded within two years thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company.

14.3. Termination of Employment Due to Disability. Subject to the terms of the Plan, any written agreement between the Participant and the Company, and the applicable Award Agreement, if a Participant’s employment is terminated due to Disability of the Participant:

(a) all non-Vested portions of Awards held by the Participant on the date of the termination of his or her employment shall immediately be forfeited by such Participant as of such date; and

(b) all Vested portions of Stock Options and SARs held by the Participant onthe date of the termination of his or her employment shall remain exercisable until the earlier of:

(i) the end of the 12-month period following the date of the termination of his or her employment, or

(ii) the date the Stock Option or SAR would otherwise expire.

14.4. Other Terminations of Employment. Subject to the terms of the Plan, any written agreement between the Participant and the Company, and the applicable Award Agreement, if a Participant’s employment is terminated for any reason other than for Cause, or due to death or Disability:

(a) all non-Vested portions of Awards held by the Participant on the date of the termination of his or her employment shall immediately be forfeited by such Participant as of such date; and all Vested portions of Stock Options and/or SARs held by the Participant on the date of the termination of his or her employment shall remain exercisable until the earlier of;

(i) 90 days following the date of the termination of the Participant’s employment, or

(ii) the date the Stock Option or SAR would otherwise expire.

14.5. Change in Status. Notwithstanding anything to the contrary set forth in the Plan, if any Employee ceases for any reason to be an Employee but continues to perform services for the Company (whether as a Nonemployee Director, consultant, agent, Independent Contractor or otherwise), at the sole discretion of the Committee, such Participant shall retain some or all of his or her Awards upon the original terms and conditions thereof; provided, however, that in connection with such change in status, the Committee may not take action with respect to any Award that would constitute the cancellation of the original Award and the grant of a new Award under the Code; and provided, further, that if such Participant thereafter ceases to perform services for the Company then the provisions of this Section 14.4 shall no longer apply and such Award shall thereafter be subject to the provisions of Section 14.1, 14.2 or 14.3, as applicable.

14.6. Committee Discretion. Notwithstanding anything contained in the Plan to the contrary, and without limiting the powers of the Committee under Section 4.3 of the Plan, the Committee may, in its sole discretion, provide that:

(a) any or all non-Vested portions of Stock Options and/or SARs held by the Participant on the date of the Participant’s death and/or the date of the termination of his or her employment shall immediately become exercisable as of such date and shall remain exercisable until a date that occurs on or prior to the date the Stock Option or SAR is scheduled to expire;

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(b) any or all Vested portions of Nonqualified Stock Options and/or SARs held by the Participant on the date of the Participant’s death and/or the date of the termination of his or her employment shall remain exercisable until a date that occurs on or prior to the date the Stock Option or SAR is scheduled to expire; and/or

(c) any or all non-Vested portions of Stock Awards, RSUs, Performance Shares, Performance Units, and/or Cash Awards held by the Participant on the date of the Participant’s death and/or the date of the termination of his or her employment shall immediately Vest or shall become Vested on a date that occurs on or prior to the date the Award is scheduled to vest.

14.7 Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination for Cause of the Participant’s service to the Company as an Employee, Nonemployee Director, consultant, agent, or Independent Contractor, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

14.8 Clawbacks. Except as provided in a written agreement with the Participant, all Awards shall be subject to possible cancellation and clawback as provided below. Any cancellation and clawback as may be required to be made pursuant to any law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement) shall be automatic without further action by the Board or Committee and be incorporated in this Plan and all Award Agreements. The following cancellation and clawback provisions shall be deemed to be incorporated in any Award Agreement, unless otherwise specified to the contrary.

(a) The Participant is dismissed as an employee based upon fraud, theft, or dishonesty, which is reflected in a written or electronic notice given to the employee;

(b) The Participant purchases or sells securities of the Company in violation of the Company’s insider trading guidelines then in effect;

(c) The Participant breaches any duty of confidentiality including that required by the Company’s insider trading guidelines then in effect;

(d) The Participant competes with the Company by soliciting customers located within or otherwise where the Company is doing business within any state, or where the Company expects to do business within three months following ceasing to perform the Services the Participant was performing at such time and, in this later event, the Participant has actual knowledge of such plans;

(e) The Participant is unavailable for consultation after termination of the Participant if such availability is a condition of any agreement between the Company and the Participant;

(f) The Participant recruits Company personnel for another entity or business; within 24 months following termination of employment; or

(g) The Participant fails to assign any invention, technology, or related intellectual property rights to the Company if such assignment is a condition of any agreement between the Company and the Participant;

This Section 14.8 shall not be deemed to limit the authority of any policy adopted under Section 10D of he Exchange Act that relates to incentive compensation.

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15. TAXES

15.1. Withholding Taxes. With respect to Employees, the Company, or the applicable Subsidiary, may require a Participant whose Stock Award, Restricted Stock Unit, Performance Share or Performance Unit granted hereunder has Vested, or who exercises a Stock Option or SAR granted hereunder to reimburse the Company or the Subsidiary which employs such Participant for any taxes required by any governmental regulatory authority to be withheld or otherwise deducted and paid by such corporation or entity in respect of the issuance or disposition of such shares or the payment of any amounts. In lieu thereof, the Company or the Subsidiary which employs such Participant, shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company or the Subsidiary, as applicable, to the Participant upon such terms and conditions as the Committee shall in its sole discretion prescribe. The Company or the Subsidiary that employs such Participant may, in its discretion, hold the stock certificate to which such Participant is entitled upon the Vesting of a Stock Award, Restricted Stock Unit, Performance Share or Performance Unit or the exercise of a Stock Option or SAR as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated by or paid to the Company or such Subsidiary.

15.2. Use of Common Stock to Satisfy Withholding Obligation. With respect to Employees, at any time that the Company, Subsidiary or other entity that employs such Participant becomes subject to a withholding obligation under applicable law with respect to the vesting of a Stock Award, RSU, Performance Share or Performance Unit or the exercise of a Nonqualified Stock Option or SAR (the “Tax Date”), except as set forth below, a holder of such Award may, subject to the approval of the Committee, elect to satisfy, in whole or in part, the holder’s related personal tax liabilities (an “Election”) by (i) directing the Company, Subsidiary or other entity that employs such Participant to withhold from shares issuable in the related vesting or exercise either a specified number of shares or shares of Common Stock having a specified value (in each case equal to the related minimum statutory personal withholding tax liabilities with respect to the applicable taxing jurisdiction in order to comply with the requirements for a “fixed plan” under Accounting Principals Board Opinion No. 25), (ii) tendering shares of Common Stock or other securities of the Company previously issued pursuant to the exercise of a Stock Option or other shares of the Common Stock owned by the holder, or (iii) combining any or all of the foregoing Elections in any fashion. The foregoing notwithstanding, however, when previously issued shares of Common Stock or other securities of the Company are tendered pursuant to an Election, such tender of shares will not be accepted unless the Participant has held such shares for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes. An Election shall be irrevocable. The withheld shares and other shares of Common Stock or other securities tendered in payment shall be valued at their Fair Market Value on the Tax Date. The Committee may in its sole discretion disapprove of any Election, suspend or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular shares or exercises. The Committee may impose any additional conditions or restrictions on the right to make an Election as it shall deem appropriate, including conditions or restrictions with respect to Section 16 of the Exchange Act.

15.3. No Guarantee of Tax Consequences. No Person connected with the Plan in any capacity, including, but not limited to, the Company and any Subsidiary and their respective directors, officers, agents and employees makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to amounts deferred under the Plan, or paid to or for the benefit of a Participant under the Plan, or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

16. AMENDMENT AND TERMINATION

16.1. Termination of Plan. The Board or the Committee may suspend or terminate the Plan at any time with or without prior notice; provided, however, that no action authorized by this Section 16.1 shall reduce the amount of any outstanding Award or adversely change the terms and conditions thereof without the Participant’s consent.

16.2. Amendment of Plan. The Board shall have broad authority to amend the Plan, and either the Board or the Committee shall have broad authority to amend any Award, in each case to take into account changes in applicable tax laws, securities laws, accounting rules and other applicable state and federal laws. Provided that no amendment may adversely affect the rights of any Participant under any outstanding Award without the Participant’s consent; and, provided further, that no such amendment shall be effective without shareholder approval if such approval is required to comply with any applicable law or the rules of any national securities exchange or other market system on which the Company’s securities are then listed or traded; and, provided further, that the Board may not, without shareholder approval, increase the maximum number of shares issuable under the Plan, except as provided in Section 5.1.

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16.3. Amendment or Cancellation of Award Agreements. Without limitation to the rights of the Committee under Sections 4.3 and 14.6 of the Plan, the Committee may amend or modify any Award Agreement at any time by mutual agreement between the Committee and the Participant or such other Persons as may then have an interest therein. In addition, by mutual agreement between the Committee and a Participant or such other Persons as may then have an interest therein, Awards may be granted to an Employee, Nonemployee Director or Independent Contractor in substitution and exchange for, and in cancellation of, any Awards previously granted to such Employee, Nonemployee Director or Independent Contractor under the Plan, or any award previously granted to such Employee, Nonemployee Director or Independent Contractor under any other present or future plan of the Company or any present or future plan of an entity which (i) is purchased by the Company, (ii) purchases the Company, or (iii) merges into or with the Company.

17. MISCELLANEOUS

17.1. Other Provisions. Awards granted under the Plan may also be subject to such other provisions (whether or not applicable to the Award granted to any other Participant) as the Committee determines in its sole discretion on the date of grant to be appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options, to assist the Participant in financing the acquisition of Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any Stock Option, for the acceleration of Vesting of Awards in the event of a Change in Control of the Company, for the payment of the value of Awards to Participants in the event of a Change in Control of the Company, or to comply with federal and state securities laws, or understandings or conditions as to the Participant’s employment in addition to those specifically provided for under the Plan.

17.2. Transferability. Each Award granted under the Plan to a Participant shall not be transferable otherwise than by will or the laws of descent and distribution or pursuant to a “qualified domestic relations order” as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted thereunder and Stock Options and SARs shall be exercisable, during the Participant’s lifetime, only by the Participant; provided, however, that the Committee may in its sole discretion permit the transfer of an Award to a Participant’s Family Members or to one or more trusts established in whole or in part for the benefit of one or more such Family Members In the event of the death of a Participant, each Stock Option or SAR theretofore granted to him or her shall be exercisable during such period after his or her death as the Committee shall, in its sole discretion, set forth in the Award Agreement on the date of grant and then only by the executor or administrator of the estate of the deceased Participant or the Person or Persons to whom the deceased Participant’s rights under the Stock Option or SAR shall pass by will or the laws of descent and distribution. Nothing contained in this Section 17.2 shall be deemed to prevent the transfer or sale of Common Stock in accordance with the registration requirements or any exemption from registration under the Securities Act of 1933 and applicable state securities law.

17.3. Election to Defer Compensation Attributable to Award. The Committee may, in its sole discretion, allow a Participant to elect to defer the receipt of any compensation attributable to an Award under guidelines and procedures to be established by the Committee after taking into account the advice of the Company’s tax counsel.

17.4. Listing of Shares and Related Matters. If at any time the Committee shall determine that the listing, registration or qualification of the shares of Common Stock subject to any Award on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory or self-regulatory authority, is necessary or desirable as a condition of, or in connection with, the granting of an Award or the issuance of shares of Common Stock thereunder, such Award may not be exercised, distributed or paid out, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The Committee may require each Participant purchasing or acquiring shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that such Participant is acquiring the shares for investment and not with a view to the distribution thereof. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission or any national securities exchange on which the Company’s securities are listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

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17.5. No Right, Title, or Interest in Company Assets. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other Person. The Plan is intended to constitute an unfunded plan for incentive compensation. To the extent that any Person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

17.6. No Right to Continued Employment or Service or to Grants. The Participant’s rights, if any, to continue to serve the Company as a director, officer, employee, independent contractor or otherwise, shall not be enlarged or otherwise affected by his or her designation as a Participant under the Plan, and the Company or the applicable Subsidiary reserves the right to terminate the employment of any Employee or the services of any Independent Contractor or director at any time. The adoption of the Plan shall not be deemed to give any Employee, Nonemployee Director, Independent Contractor or any other individual any right to be selected as a Participant or to be granted an Award.

17.7. Awards Subject to Foreign Laws. The Committee may grant Awards to individual Participants who are subject to the tax laws of nations other than the United States, and such Awards may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action, which it deems advisable to obtain approval of such Awards by the appropriate foreign governmental entity; provided, however, that no such Awards may be granted pursuant to this Section 17.7 and no action may be taken which would result in a violation of the Exchange Act or any other applicable law.

17.8. Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Delaware without reference to principles of conflict of laws, except as superseded by applicable federal law or as otherwise provided in any Award Agreement.

17.9. Other Benefits. No Award granted under the Plan shall be considered compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary nor affect any benefits or compensation under any other benefit or compensation plan of the Company or any Subsidiary now or subsequently in effect.

17.10. No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine in its sole discretion whether cash, Common Stock, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

17.11. Authority of the Company and Shareholders. The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

17.12. Other Compensation Plans. The adoption of the Plan shall not affect any other stock option, incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the plan preclude the Company from establishing any other forms of incentive or other compensation for Employees and Nonemployee Directors of the Company or any Subsidiary.

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COCRYSTAL PHARMA, INC. 19805 North Creek Parkway Bothell, WA 98011

VOTE BY INTERNET - www.COCP.vote

Before The Meeting – Go to www.COCP.vote

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 7:00 p.m. Eastern Time on 06/24/2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

DURING THE MEETING– Dial 1-877-407-3088.

You may attend the meeting exclusively via audio conference call. Have the information that is printed in the box marked by the arrow available and follow instructions.

VOTE BY EMAIL

Mark, date, sign and email the proxy card to proxy@equitystock.com Attention: Shareholder Services.

VOTE BY FAX

Mark, date, sign and fax the enclosed proxy card to 646-201-9006, Attention: Shareholder Services

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to 237 W. 37th Street, Suite 602, New York, New York 10018, Attention: Shareholder Services.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

COCRYSTAL PHARMA, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR all listed nominees:
1.	Elect six directors for a one-year term expiring at the next annual meeting of stockholders.	[ ]	[ ]	[ ]	____________________________

Nominees:

01) Roger Kornberg 02) Phillip Frost 03) Fred Hassan 04) Anthony Japour 05) Richard C. Pfenniger, Jr. 06) Steven Rubin

The Board of Directors recommends you vote “FOR” Proposals 2, 3 and 4.		For	Against	Abstain

2.	Ratify the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.	[ ]	[ ]	[ ]

3.	Approval of the Cocrystal Pharma, Inc. 2025 Equity Incentive Plan.	[ ]	[ ]	[ ]

4.	Approve an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting.	[ ]	[ ]	[ ]

NOTE: Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2024 are available at www.COCP.vote.

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COCRYSTAL PHARMA, INC.

Annual Meeting of Stockholders

June 25, 2025 11:00 AM, ET

This proxy is solicited on behalf of the Board of Directors

The stockholder(s) hereby appoint(s) Dr. Sam Lee and James Martin, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of COCRYSTAL PHARMA, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM, ET on June 25, 2025, virtually via audio conference call at 1-877-407-3088 , and any adjournment or postponement thereof. No in person meeting will be held.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side